NUVEEN
MUNICIPAL
BOND FUNDS

September 30, 1998

-------------------------------
Prospectus
-------------------------------

Dependable, tax-free income
to help you keep more of
what you earn.


KANSAS

KENTUCKY

MICHIGAN

MISSOURI                           [PHOTO APPEARS HERE]

OHIO

WISCONSIN

-------------------------------
NOT FDIC-     MAY LOSE VALUE
INSURED       NO BANK GUARANTEE
-------------------------------

Like all mutual fund shares these securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS


                                SECTION 1      The Funds
                                This section provides you with an overview of the funds including investment objectives, portfolio holdings and historical performance information.

                                Introduction.................................................................  1
                                Nuveen Flagship Kansas Municipal Bond Fund...................................  2
                                Nuveen Flagship Kentucky Municipal Bond Fund.................................  4
                                Nuveen Flagship Kentucky Limited Term Municipal Bond Fund....................  6
                                Nuveen Flagship Michigan Municipal Bond Fund.................................  8
                                Nuveen Flagship Missouri Municipal Bond Fund................................. 10
                                Nuveen Flagship Ohio Municipal Bond Fund..................................... 12
We have used the icons          Nuveen Flagship Wisconsin Municipal Bond Fund................................ 14
below throughout this
prospectus to make it           SECTION 2      How We Manage Your Money
easy for youto find the         This section gives you a detailed discussion of our investment and risk
type of information             management strategies.
you need.
                                Who Manages the Funds........................................................ 16
                                Management Fees.............................................................. 17
                                What Securities We Invest In................................................. 17
                                How We Select Investments.................................................... 18
                                What the Risks Are........................................................... 19
                                How We Manage Risk........................................................... 20

                                SECTION 3      How You Can Buy and Sell Shares
Investment Strategy             This section provides the information you need to move money into or out of your account.

                                How to Choose a Share Class.................................................. 21
  Risks                         How to Reduce Your Sales Charge.............................................. 23
                                How to Buy Shares............................................................ 23
                                Systematic Investing......................................................... 24
  Fees, Charges                 Systematic Withdrawal........................................................ 25
  and Expenses                  Special Services............................................................. 25
                                How to Sell Shares........................................................... 26

  Shareholder                   SECTION 4      General Information
  Instructions
                                This section summarizes the funds' distribution policies and other general fund information.

  Performance and               Distributions and Taxes...................................................... 28
  Current Portfolio             Distribution and Service Plans............................................... 29
  Information                   Net Asset Value.............................................................. 30
                                Fund Service Providers....................................................... 30

                                SECTION 5      Financial Highlights

                                This section provides the funds' financial performance
                                for the past 5 years......................................................... 31
                                APPENDIX       Additional State Information.................................. 38

                                                          September 30,1998


Section 1  The Funds

                    Nuveen Flagship Kansas Municipal Bond Fund
                    Nuveen Flagship Kentucky Municipal Bond Fund
                    Nuveen Flagship Kentucky Limited Term Municipal Bond Fund Nuveen Flagship Michigan Municipal Bond Fund
                    Nuveen Flagship Missouri Municipal Bond Fund
                    Nuveen Flagship Ohio Municipal Bond Fund
                    Nuveen Flagship Wisconsin Municipal Bond Fund

               Prospectus

               This prospectus is intended to provide important information to help you evaluate whether one of the Nuveen Mutual Funds listed above may be right for you. Please read it carefully before investing and keep it for future reference.

               To learn more about how Nuveen Mutual Funds can help you achieve your financial goals, talk with your financial adviser. Or call us at (800) 257-8787 for more information

               A Century of Investment Experience

               Since our founding in 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and maintain wealth.

                                                         Section 1  The Funds  1

                  NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

FUND OVERVIEW

     INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     HOW THE FUND PURSUES ITS OBJECTIVE

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     WHAT ARE THE RISKS OF INVESTING IN THE FUND?

     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kansas bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     IS THIS FUND RIGHT FOR YOU?

     The fund may be a suitable investment for you if you seek to:

       .  Earn regular monthly tax-free dividends;
       .  Preserve investment capital over time;
       .  Reduce taxes on investment income;
       . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:
       .  Pursue an aggressive, high-growth investment strategy;
       .  Invest through an IRA or 401(k) plan;
       .  Avoid fluctuations in share price.

     HOW THE FUND HAS PERFORMED

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past five years as well as annualized fund, peer group and market benchmark returns for the one-, five-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past five years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                              1993         14.1%
                              1994         -8.3%
                              1995         17.7%
                              1996          3.4%
                              1997          9.7%

     From inception in January 1992 to December 31, 1997, the highest and lowest quarterly returns were 6.96% and -7.73%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                               Average Annual Total Returns for
                             the Periods Ending December 31, 1997
                             ------------------------------------
Class                        1 Year      5 Year         Inception
------------------------------------------------------------------
Class A (Offer)               5.11%      5.98%           6.82%
Class A (NAV)                 9.67%      6.90%           7.60%
Class B                       4.30%      6.00%           6.76%
Class C                       9.31%      6.54%           7.23%
Class R                      10.47%      7.06%           7.73%
------------------------------------------------------------------
LB Market
     Benchmark/2/             9.19%      7.36%           7.67%
Lipper
     Peer Group/3/            7.84%      6.33%           6.85%

2    Section 1   The Funds

WHAT ARE THE COSTS OF INVESTING?

SHAREHOLDER TRANSACTION EXPENSES/4/

Paid Directly From Your Investment

Share Class                                 A         B       C       R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/  None    None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None      None    None    None

Exchange Fees                               None      None    None    None

Deferred Sales Charge/7/                    None/8/    5%/9/  1%/10/  None

ANNUAL FUND OPERATING EXPENSES/11/

Paid From Fund Assets

Share Class                                     A       B       C       R

Management Fees                               .55%    .55%    .55%    .55%

12b-1 Distribution and Service Fees           .20%    .95%    .75%     --%

Other Expenses                                .15%    .15%    .14%    .15%

Total Annual Fund Operating

Expenses-Gross+                               .90%   1.65%   1.44%    .70%

+ After Expense Reimbursements
Reimbursements                               (.19%)  (.20%)  (.20%)  (.19%)

Total Annual Fund Operating Expenses-Net      .71%   1.45%   1.24%    .51%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                              Redemption                    No Redemption
Share Class        A        B          C      R      A       B       C      R
-------------------------------------------------------------------------------
1 Year           $  508  $  563  $  147   $  72  $  508  $  168  $  147  $  72

3 Years          $  695  $  839  $  456   $ 224  $  695  $  520  $  456  $ 224

5 Years          $  898  $1,011  $  787   $ 390  $  898  $  897  $  787  $ 390

10 Years         $1,481  $1,754  $1,724   $ 871  $1,481  $1,754  $1,724  $ 871

HOW THE FUND IS INVESTED (AS OF 5/31/98)

PORTFOLIO STATISTICS

Weighted Average Maturity          20.6 years

Weighted Average Duration           7.6 years

Weighted Average Credit Quality           AA

Number of Issues                          60

CREDIT QUALITY

AAA                                     49%

AA                                      24%

A                                       17%

BBB/NR                                  10%

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

                      Utilities                     (8%)
                      Other                        (27%)
                      Tax Obligation-Limited       (20%)
                      Health Care                  (20%)
                      U.S. Guaranteed              (13%)
                      Housing-Multifamily          (12%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.69%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kansas Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares.

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.


                                                          Section 1  The Funds 3

                 NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      . Earn regular monthly tax-free dividends;

      . Preserve investment capital over time;

      . Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      . Pursue an aggressive, high-growth investment strategy;

      . Invest through an IRA or 401(k) plan;

      . Avoid fluctuations in share price.

     How The Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     TOTAL RETURNS/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       13.5%
                               1989       10.8%
                               1990        6.5%
                               1991       12.4%
                               1992        9.3%
                               1993       12.3%
                               1994       -5.4%
                               1995       17.3%
                               1996        3.9%
                               1997        9.1%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 7.13% and -5.54%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                             Average Annual Total Returns for
                                           the Periods Ending December 31, 1997
      Class                        1 Year              5 Year              10 Year
      ------------------------------------------------------------------------------
      Class A (Offer)              4.46%               6.21%               8.32%
      Class A (NAV)                9.08%               7.12%               8.79%
      Class B                      4.29%               6.34%               8.31%
      Class C                      8.41%               6.52%               8.19%
      Class R                      9.11%               7.13%               8.79%
      ------------------------------------------------------------------------------
      LB Market
           Benchmark/2/            9.19%               7.36%               8.58%
      Lipper
           Peer Group/3/           8.43%               6.80%               8.42%

4 Section 1 The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                                 A          B       C         R/5/
-----------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                                4.20%/6/   None    None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                     None       None    None      None

Exchange Fees                               None       None    None      None

Deferred Sales Charge/7/                    None/8/    5%/9/   1%/10/    None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A         B       C       R
----------------------------------------------------------------------------
Management Fees                               .54%      .54%    .54%    .54%

12b-1 Distribution and Service Fees           .20%      .95%    .75%     --%

Other Expenses                                .10%      .10%    .10%    .10%


Total Annual Fund Operating

Expenses-Gross                                .84%     1.59%   1.39%    .64%


After Expense Reimbursements

Reimbursements                               (.07%)    (.05%)  (.06%)  (.06%)

Total Annual Fund Operating Expenses-Net      .77%     1.54%   1.33%    .58%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                           No Redemption
Share Class        A        B         C       R        A           B          C        R
-----------------------------------------------------------------------------------------
 1 Year        $  502    $  557    $  142    $ 65      $  502    $  162    $  142    $ 65
 3 Years       $  677    $  821    $  440    $205      $  677    $  502    $  440    $205
 5 Years       $  866    $  980    $  761    $357      $  866    $  866    $  761    $357
10 Years       $1,414    $1,688    $1,669    $798      $1,414    $1,688    $1,669    $798

How the Fund Is Invested (as of 5/31/98)

    Portfolio Statistics

    Weighted Average Maturity             20.3 years
    Weighted Average Duration              6.4 years
    Weighted Average Credit Quality               AA
    Number of Issues                             177

    Credit Quality

    AAA                                          52%
    AA                                            6%
    A                                            24%
    BBB/NR                                       18%

    Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                       Water/Sewer                  (6%)
                       Other                       (29%)
                       Tax Obligation-Limited      (23%)
                       Health Care                 (23%)
                       Utilities                   (10%)
                       U.S.Guaranteed               (9%)

    1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.44%.

    2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.


    3. Peer Group returns represent the average annualized returns of the funds in the Lipper Kentucky Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

    4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

    5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

    6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

    7.  As a percentage of lesser of purchase price or redemption proceeds.

    8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

    9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

    10. Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

    11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  5

           NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

     Fund Overview

     INVESTMENT OBJECTIVE

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     HOW THE FUND PURSUES ITS OBJECTIVE

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     WHAT ARE THE RISKS OF INVESTING IN THE FUND?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Kentucky bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     IS THIS FUND RIGHT FOR YOU?

     The fund may be a suitable investment for you if you seek to:

          . Earn regular monthly tax-free dividends;

          . Preserve investment capital over time;

          . Reduce taxes on investment income;

          . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

          . Pursue an aggressive, high-growth investment strategy;

          . Invest through an IRA or 401(k) plan;

          . Avoid fluctuations in share price.

     HOW THE FUND HAS PERFORMED


     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past two years as well as annualized fund, peer group and market benchmark returns for the one-year and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past two years (and consequently, the potential rewards and risks of a fund investment).

     TOTAL RETURNS/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                                 1996     4.4%
                                 1997     6.9%

     From inception in September 1995 to December 31, 1997, the highest and lowest quarterly returns were 2.70% and .21%, respectively for the quarters ending 12/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.


                                             Average Annual Total Returns for
                                           the Periods Ending December 31, 1997
                                           ------------------------------------
     Class                         1 Year                             Inception
     --------------------------------------------------------------------------
     Class A (Offer)               4.28%                                  5.06%
     Class A (NAV)                 6.91%                                  6.24%
     Class C                       6.57%                                  5.87%
     Class R                       7.01%                                  6.29%
     --------------------------------------------------------------------------
     LB Market
          Benchmark/2/             6.38%                                  5.65%
     Lipper
          Peer Group/3/            5.61%                                  4.96%

6  Section 1  The Funds

What are the Costs of Investing?

 SHAREHOLDER TRANSACTION EXPENSES/4/

Paid Directly From Your Investment


Share Class                                 A         C       R/5/
------------------------------------------------------------------
 Maximum Sales Charge Imposed on
 Purchases                                  2.50%/6/  None    None
------------------------------------------------------------------
 Maximum Sales Charge Imposed on
 Reinvested Dividends                       None      None    None
------------------------------------------------------------------
 Exchange Fees                              None      None    None
------------------------------------------------------------------
 Deferred Sales Charge/7/                   None/8/    1%/9/  None
------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES/10/

Paid From Fund Assets


Share Class                                      A      C       R
-------------------------------------------------------------------
 Management Fees                               .45%    .45%    .45%
-------------------------------------------------------------------
 12b-1 Distribution and Service Fees           .20%    .55%      N%
-------------------------------------------------------------------
 OTHER EXPENSES                                .69%    .69%    .68%
-------------------------------------------------------------------

 Total Annual Fund Operating

 Expenses-Gross                               1.34%   1.69%   1.13%

 After Expense Reimbursements
-------------------------------------------------------------------
Reimbursements                                (.68%)  (.68%)  (.67%)
-------------------------------------------------------------------
Total Annual Fund Operating Expenses-Net       .66%   1.01%    .46%
-------------------------------------------------------------------

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.


                         Redemption                  No Redemption
Share Class          A         C         R        A        C        R
-----------------------------------------------------------------------
 1 Year           $  383    $  172    $  115   $  383   $  172   $  115
-----------------------------------------------------------------------
 3 Years          $  664    $  533    $  359   $  664   $  533   $  359
-----------------------------------------------------------------------
 5 Years          $  966    $  918    $  622   $  966   $  918   $  622
-----------------------------------------------------------------------
 10 Years         $1,822    $1,998    $1,375   $1,822   $1,998   $1,375
-----------------------------------------------------------------------

How the Fund Is Invested (as of 5/31/98)

 PORTFOLIO STATISTICS

Weighted Average Maturity              6.1 years
------------------------------------------------
Weighted Average Duration              5.0 years
------------------------------------------------
Weighted Average Credit Quality               AA
------------------------------------------------
Number of Issues                              33
------------------------------------------------

 CREDIT QUALITY

AAA                                          45%
------------------------------------------------
AA                                           19%
------------------------------------------------
A                                            25%
------------------------------------------------
BBB/NR                                       11%
------------------------------------------------

INDUSTRY DIVERSIFICATION (TOP 5)

                           [PIE CHART APPEARS HERE]

                       Transportation                9%
                       Health Care                  23%
                       Tax Obligation-Limited      (22%)
                       Other                       (22%)
                       Education and Civic
                        Organizations              (14%)
                       Housing-Multifamily         (10%)

1. Class A total returns reflect actual performance for all periods; Class C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 1.78%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers 5 Year Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.


3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Short-Intermediate Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9.   Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

10. Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds  7

                 NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Michigan bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      .   Earn regular monthly tax-free dividends;

      .   Preserve investment capital over time;

      .   Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      .   Pursue an aggressive, high-growth investment strategy;

      .   Invest through an IRA or 401(k) plan;

      .   Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns(1)

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       12.5%
                               1989       10.2%
                               1990        5.3%
                               1991       11.6%
                               1992        9.6%
                               1993       12.0%
                               1994       -5.0%
                               1995       15.3%
                               1996        3.8%
                               1997        8.9%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.10% and -5.31%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                      Average Annual Total Returns for
                                    the Periods Ending December 31, 1997
     Class                         1 Year         5 Year         10 Year
     -------------------------------------------------------------------
     Class A (Offer)               4.38%          6.02%          7.89%
     Class A (NAV)                 8.93%          6.93%          8.36%
     Class B                       4.22%          6.17%          7.89%
     Class C                       8.34%          6.26%          7.72%
     Class R                       9.13%          6.97%          8.38%
     -------------------------------------------------------------------
     LB Market
          Benchmark/2/             9.19%          7.36%          8.58%
     Lipper
          Peer Group/3/            8.50%          6.66%          8.24%

8  Section 1  The Funds

What are the Costs of Investing?

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A          B        C         R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/   None     None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None       None     None      None

Exchange Fees                           None       None     None      None

Deferred Sales Charge/7/                None/8/      5%/9/    1%/1/   None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A        B      C       R
-------------------------------------------------------------------------
Management Fees                              .54%      .54%   .54%   .54%

12b-1 Distribution and Service Fees          .20%      .95%   .75%    --%

Other Expenses                               .10%      .10%   .10%   .10%

Total Operating Expenses                     .84%     1.59%  1.39%   .64%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                                   Redemption                    No Redemption
Share Class    A           B          C           R         A         B         C         R
----------------------------------------------------------------------------------------------
 1 Year        $  502      $  557     $  142      $ 65      $  502    $  162    $  142    $ 65
 3 Years       $  677      $  821     $  440      $205      $  677    $  502    $  440    $205
 5 Years       $  866      $  980     $  761      $357      $  866    $  866    $  761    $357
10 Years       $1,414      $1,688     $1,669      $798      $1,414    $1,688    $1,669    $798

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity          18.1 years
Weighted Average Duration           6.5 years
Weighted Average Credit Quality            AA
Number of Issues                           56

Credit Quality
AAA                                       54%
AA                                        19%
A                                         14%
BBB/NR                                    13%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Tax Obligation-Limited      (16%)
                       Other                       (21%)
                       Tax Obligation-General      (16%)
                       Health Care                 (24%)
                       U.S, Guaranteed             (17%)
                       Water/Sewer                  (6%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see _"What are the Costs of Investing?"_). The year-to-date return as of 6/30/98 was 2.43%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Michigan Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                         Section 1  The Funds  9

                 NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective


     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?

     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Missouri bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

       .    Earn regular monthly tax-free dividends;

       .    Preserve investment capital over time;

       .    Reduce taxes on investment income;

       . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

       .    Pursue an aggressive, high-growth investment strategy;

       .    Invest through an IRA or 401(k) plan;

       .    Avoid fluctuations in share price.

     How the Fund Has Performed


     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns/1/

                           [Bar Chart Appears Here]

                            Class A Annual Returns

                               1988       10.5%
                               1989       10.2%
                               1990        6.4%
                               1991       12.0%
                               1992        9.0%
                               1993       13.5%
                               1994       -6.1%
                               1995       16.3%
                               1996        3.9%
                               1997        9.4%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.61% and -5.65%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                  Average Annual Total Returns for
                                the Periods Ending December 31, 1997
                                ------------------------------------
     Class                     1 Year        5 Year         10 Year
     ---------------------------------------------------------------
     Class A (Offer)          4.79%          6.17%          7.87%
     Class A (NAV)            9.35%          7.09%          8.34%
     Class B                  4.47%          6.29%          7.86%
     Class C                  8.76%          6.48%          7.74%
     Class R                  9.45%          7.10%          8.35%
     ---------------------------------------------------------------
     LB Market
          Benchmark/2/        9.19%          7.36%          8.58%
     Lipper
          Peer Group/3/       8.69%          6.75%          8.29%

10 Section 1 The Funds

What are the Costs of Investing?

 Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A         B         C         R/5/
--------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/  None      None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None      None      None

Exchange Fees                           None      None      None      None

Deferred Sales Charge/7/                None/8/    5%/9/    1%/10/    None

 Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share Class                                  A         B       C       R
---------------------------------------------------------------------------
Management Fees                              .54%       .54%    .54%   .54%

12b-1 Distribution and Service Fees          .20%       .95%    .75%    --%

Other Expenses                               .13%       .13%    .13%   .13%

Total Operating Expenses                     .87%      1.62%   1.42%   .67%


The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                              Redemption                           No Redemption
Share Class       A         B          C        R          A        B        C         R
-----------------------------------------------------------------------------------------
 1 Year        $  505    $  560    $  145    $ 68      $  505    $  165    $ 145     $ 68
 3 Years       $  686    $  830    $  449    $214      $  686    $  511    $ 449     $214
 5 Years       $  882    $  996    $  776    $373      $  882    $  881    $  776    $373
10 Years       $1,448    $1,721    $1,702    $835      $1,448    $1,721    $1,702    $835

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity               19.5 years
Weighted Average Duration                7.2 years
Weighted Average Credit Quality                AA-
Number of Issues                               143

Credit Quality
AAA                                            61%
AA                                             10%
A                                              12%
BBB/NR                                         17%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Tax Obligation-Limited     (17%)
                       Other                      (34%)
                       Housing-Single-Family       (8%)
                       Health Care                (17%)
                       U.S. Guaranteed            (13%)
                       Housing-Multifamily        (11%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.50%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Missouri Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                          Section 1 The Funds 11

                   NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

     Fund Overview

     Investment Objective

     The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital.

     How the Fund Pursues Its Objective

     The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

     The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

     What are the Risks of Investing in the Fund?


     The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bond carry greater credit risk. The fund may bear additional risk because it invests primarily in Ohio bonds. As with any mutual fund investment, loss of money is a risk of investing.


     The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

     Is This Fund Right For You?

     The fund may be a suitable investment for you if you seek to:

      .   Earn regular monthly tax-free dividends;

      .   Preserve investment capital over time;

      .   Reduce taxes on investment income;

      . Set aside money systematically for retirement, estate planning or college funding.

     You should not invest in this fund if you seek to:

      .   Pursue an aggressive, high-growth investment strategy;

      .   Invest through an IRA or 401(k) plan;

      .   Avoid fluctuations in share price.

     How the Fund Has Performed

     The fund's investment adviser is Nuveen Advisory Corp., Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past ten years as well as annualized fund, peer group and market benchmark returns for the one-, five- and ten-year periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past ten years (and consequently, the potential rewards and risks of a fund investment).

     Total Returns(1)

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1988       13.1%
                               1989        9.7%
                               1990        6.2%
                               1991       11.8%
                               1992        8.5%
                               1993       11.6%
                               1994       -4.6%
                               1995       15.5%
                               1996        3.3%
                               1997        8.3%

     During the ten years ending December 31, 1997, the highest and lowest quarterly returns were 6.05% and -4.69%, respectively for the quarters ending 3/31/95 and 3/31/94. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the 1-, 5- and 10-year average annual return table does.

                                          Average Annual Total Returns for
                                        the Periods Ending December 31, 1997
     Class                         1 Year              5 Year              10 Year
     -----------------------------------------------------------------------------
     Class A (Offer)               3.74%               5.67%               7.72%
     Class A (NAV)                 8.26%               6.57%               8.18%
     Class B                       3.48%               5.80%               7.71%
     Class C                       7.69%               6.00%               7.59%
     Class R                       8.46%               6.61%               8.20%
     -----------------------------------------------------------------------------
     LB Market
          Benchmark/2/             9.19%               7.36%               8.58%
     Lipper
          Peer Group/3/            8.44%               6.85%               8.24%

12  Section 1  The Funds

What are the Costs of Investing?

Shareholder Transaction Expenses/4/

Paid Directly From Your Investment

Share Class                             A         B        C         R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                            4.20%/6/  None     None      None

Maximum Sales Charge Imposed
on Reinvested Dividends                 None      None     None      None

Exchange Fees                           None      None     None      None

Deferred Sales Charge/7/                None/8/    5%/9/    1%/10/   None

Annual Fund Operating Expenses/11/

Paid From Fund Assets

Share     Class                             A      B      C      R
--------------------------------------------------------------------
Management Fees                             .53%    .53%   .53%   .53%

12b-1 Distribution and Service Fees         .20%    .95%   .75%    --%

Other Expenses                              .12%    .13%   .12%   .12%

Total Operating Expenses                    .85%   1.61%  1.40%   .65%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                          Redemption                    No Redemption
Share Class      A       B         C         R         A         B         C         R
-----------------------------------------------------------------------------------------
 1 Year         $  503   $  559    $  143    $ 66      $  503    $  164    $  143    $ 66
 3 Years        $  680   $  827    $  443    $208      $  680    $  508    $  443    $208
 5 Years        $  872   $  991    $  766    $362      $  872    $  876    $  766    $362
10 Years        $1,425   $1,708    $1,680    $810      $1,425    $1,708    $1,680    $810

How the Fund Is Invested (as of 5/31/98)

Portfolio Statistics

Weighted Average Maturity               18.9 years
Weighted Average Duration                6.4 years
Weighted Average Credit Quality                 AA
Number of Issues                               273

Credit Quality
AAA                                             68%
AA                                               7%
A                                               12%
BBB/NR                                          13%

Industry Diversification (Top 5)

[PIE CHART APPEARS HERE]

                       Water/Sewer                 (7%)
                       Other                      (29%)
                       U.S. Guaranteed            (20%)
                       Tax Obligation-General     (18%)
                       Health Care                (15%)
                       Utilities                  (11%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 2.53%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns reflect the performance of the Lipper Ohio Municipal Debt Index, a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Ohio Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.  As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  13

                 NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

   Fund Overview

   INVESTMENT OBJECTIVE

   The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

   HOW THE FUND PURSUES ITS OBJECTIVE

   The fund purchases only quality municipal bonds that are rated investment grade (AAA/Aaa to BBB/Baa) at the time of purchase by independent ratings agencies. The fund may buy non-rated municipal bonds if the fund's investment adviser judges them to be investment grade.

   The fund's investment adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer the potential for above-average total return.

   WHAT ARE THE RISKS OF INVESTING IN THE FUND?

   The principal risks of investing in the fund are interest rate and credit risk. Interest rate risk is the risk that interest rates will rise, causing bond prices to fall. Credit risk is the risk that an issuer of a municipal bond will be unable to make interest and principal payments. In general, lower rated bonds carry greater credit risk. The fund may bear additional risk because it invests primarily in Wisconsin bonds. The fund is non-diversified, and may invest more of its assets in a single issuer than a diversified fund. Greater concentration may increase risk. As with any mutual fund investment, loss of money is a risk of investing.

   The fund seeks to limit risk by buying investment grade quality bonds in a variety of industry sectors.

   IS THIS FUND RIGHT FOR YOU?

   The fund may be a suitable investment for you if you seek to:

      .    Earn regular monthly tax-free dividends;
      .    Preserve investment capital over time;
      .    Reduce taxes on investment income;
      . Set aside money systematically for retirement, estate planning or college funding.
   You should not invest in this fund if you seek to:
      .    Pursue an aggressive, high-growth investment strategy;
      .    Invest through an IRA or 401(k) plan;
      .    Avoid fluctuations in share price.


   How The Fund Has Performed


   The fund's investment adviser is Nuveen Advisory Corp, Nuveen's Premier Adviser(SM) for municipal bond investing. The chart and table below illustrate annual fund returns for each of the past three years as well as annualized fund, peer group and market benchmark returns for the one-year, and inception periods ending December 31, 1997. This information is intended to help you assess the variability of fund returns over the past three years (and consequently, the potential rewards and risks of a fund investment).

   Total Returns/1/

                           [BAR CHART APPEARS HERE]

                            Class A Annual Returns

                               1995       17.2%
                               1996        2.5%
                               1997        9.4%

   From inception in June 1994 to December 31, 1997, the highest and lowest quarterly returns were 6.57% and -2.64%, respectively for the quarters ending 3/31/95 and 3/31/96. The bar chart and highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does.

                      Average Annual Total Returns for
                    the Periods Ending December 31, 1997
   Class                         1 Year     Inception
   -----------------------------------------------------
   Class A (Offer)               4.81%         6.01%
   Class A (NAV)                 9.40%         7.32%
   Class B                       4.94%         6.04%
   Class C                       9.05%         6.95%
   Class R                       9.87%         7.45%
   -----------------------------------------------------
   LB Market
        Benchmark/2/             9.19%         8.47%
   Lipper
        Peer Group/3/            8.45%         7.44%

   14  Section 1  The Funds

WHAT ARE THE COSTS OF INVESTING?

SHAREHOLDER TRANSACTION EXPENSES/4/

PAID DIRECTLY FROM YOUR INVESTMENT

Share Class                                A         B       C       R/5/
-------------------------------------------------------------------------
Maximum Sales Charge Imposed
on Purchases                               4.20%/6/  None    None    None

Maximum Sales Charge Imposed
on Reinvested Dividends                    None      None    None    None

Exchange Fees                              None      None    None    None

Deferred Sales Charge/7/                   None/8/   5%/9/   1%/10/  None


ANNUAL FUND OPERATING EXPENSES/11/

PAID FROM FUND ASSETS

Share Class                                    A       B       C       R
-------------------------------------------------------------------------
Management Fees                              .55%    .55%    .55%    .55%

12b-1 Distribution and Service Fees          .20%    .95%    .75%     --%


Other Expenses                               .61%    .58%    .59%    .57%


Total Annual Fund Operating

Expenses-Gross+                             1.36%   2.08%   1894%   1.12%

+After Expense Reimbursements

Reimbursements                              (.81%)  (.78%)  (.78%)  (.80%)

Total Annual Fund Operating Expenses-Net     .55%   1325%   1.11%    .32%

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It assumes you invest $10,000 in the fund for the time period indicated and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Your actual returns and costs may be higher or lower.

                             Redemption                     No Redemption
Share Class       A          B         C        R          A       B       C       R
1 Year        $  553     $  605    $  192    $ 114     $  553  $  211  $  192  $  114

3 Years       $  833     $  966    $  594    $ 356     $  833  $  652  $  594  $  356

5 Years       $1,133     $1,231    $1,021    $ 617     $1,133  $1,119  $1,021  $  617

10 Years      $1,986     $2,226    $2,212   $1,363     $1,986  $2,226  $2,212  $1,363

HOW THE FUND IS INVESTED (AS OF 5/31/98)

PORTFOLIO STATISTICS

Weighted Average Maturity     22.2 years

Weighted Average Duration      8.6 years

Weighted Average Credit Quality       A+

Number of Issues                      60



CREDIT QUALITY

AAA                                  49%

AA                                   24%

A                                    17%

BBB/NR                               10%

Industry Diversification (Top 5)

                           [PIE CHART APPEARS HERE]

                       Health Care                  (6%)
                       Tax Obligation-Limited      (46%)
                       Other                       (19%)
                       Long-Term Care              (10%)
                       Housing-Multifamily         (10%)
                       Utilities                    (9%)

1. Class A total returns reflect actual performance for all periods; Class B, C and R total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to class inception, adjusted for the differences in fees between the classes (see "What are the Costs of Investing?"). The year-to-date return as of 6/30/98 was 3.03%.

2. Market Benchmark returns reflect the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index comprised of a broad range of investment-grade municipal bonds.

3. Peer Group returns represent the average annualized returns of the funds in the Lipper Other States Municipal Debt Category. Returns assume reinvestment of dividends and do not reflect any applicable sales charges.

4. As a percent of offering price unless otherwise noted. Authorized Dealers and other firms may charge additional fees for shareholder transactions or for advisory services. Please see their materials for details.

5. Class R shares may be purchased only under limited circumstances, or by specified classes of investors. See "How You Can Buy and Sell Shares."

6. Reduced sales charges apply to purchases of $50,000 or more. See "How You Can Buy and Sell Shares."

7.   As a percentage of lesser of purchase price or redemption proceeds.

8. Certain Class A purchases at net asset value of $1 million or more may be subject to a contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase. See "How You Can Buy and Sell Shares."

9. Class B shares redeemed within six years of purchase are subject to a CDSC of 5% during the first year, 4% during the second and third years, 3% during the fourth, 2% during the fifth and 1% during the sixth year.

10.  Class C shares redeemed within one year of purchase are subject to a 1%
     CDSC.

11. Long-term holders of Class B and Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules.

                                                        Section 1  The Funds  15

Section 2  How We Manage Your Money

               To help you understand the funds better, this section includes a detailed discussion of our investment and risk management strategies. For a more complete discussion of these matters, please consult the Statement of Additional Information .

               Who Manages the Funds

               Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, IL 60606, ("Nuveen Advisory"), serves as the investment adviser to the funds and in this capacity is responsible for the selection and on-going monitoring of the municipal bonds in each fund's investment portfolio, managing the funds' business affairs and providing certain clerical, bookkeeping and other administrative services. Nuveen Advisory serves as investment adviser to investment portfolios with more than $35 billion in municipal assets under management.

               Overall investment management strategy and operating policies for the funds are set by the Investment Policy Committee of Nuveen Advisory. The Investment Policy Committee is comprised of the principal executive officers and portfolio managers of Nuveen Advisory and meets regularly to review economic conditions, the outlook for the financial markets in general and the status of the municipal markets in particular. Day-to-day operation of each fund and the execution of its specific investment strategies is the responsibility of the designated portfolio manager described below.


               Michael S. Davern has been the portfolio manager for the Kansas and Missouri Funds since 1992, the Michigan Fund since 1993, and the Wisconsin Fund since 1994. Mr. Davern became a Vice President of Flagship Financial Inc., the Funds' prior investment adviser in 1991, and subsequently became a Vice President of Nuveen Advisory upon th e acquisition of Flagship Resources Inc. by The John Nuveen Company in January 1997. Mr. Davern currently manages investments for seventeen Nuveen-sponsored investment companies, including the Arizona, Colorado, and Louisiana Funds. Thomas J. O'Shaughnessy has been the portfolio manager for the Kentucky Funds since July 1998, and has been a portfolio manager for Nuveen Advisory since 1983. Mr. O'Shaughnessy currently manages investments for fourteen Nuveen-sponsored investment companies, including the Georgia, Florida, North Carolina, Pennsylvania, and Tennessee Funds. J. Thomas Futrell has been the portfolio manager for the Ohio Fund since July 1998. Mr. Futrell is a Chartered Financial Analyst and has been a Vice President of Nuveen Advisory since 1991. He currently manages investments for ten Nuveen-sponsored investment companies, including the Massachusetts, Massachusetts Insured, and New Jersey Funds.

16 Section 2 How We Manage Your Money

               Management Fees

               For providing these services, Nuveen Advisory is paid an annual management fee. The following schedule applies to each fund described in this prospectus except the Kentucky Limited Term
               Fund:

               ---------------------------------------------------------------
               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               ---------------------------------------------------------------
               For the first $125 million                              0.5500%
               For the next $125 million                               0.5375%
               For the next $250 million                               0.5250%
               For the next $500 million                               0.5125%
               For the next $1 billion                                 0.5000%
               For assets over $2 billion                              0.4750%



               The following schedule applies to the Kentucky Limited Term
               Fund:

               ---------------------------------------------------------------
               AVERAGE DAILY NET ASSET VALUE                    MANAGEMENT FEE
               ---------------------------------------------------------------
               For the first $125 million                              0.4500%
               For the next $125 million                               0.4375%
               For the next $250 million                               0.4250%
               For the next $500 million                               0.4125%
               For the next $1 billion                                 0.4000%
               For assets over $2 billion                              0.3750%



               For the most recent fiscal year, the funds paid after expense reimbursements the following management fees to Nuveen Advisory, as a percentage of average net assets:


               Nuveen Flagship Kansas Municipal Bond Fund                  .36%
               Nuveen Flagship Kentucky Municipal Bond Fund                .47%
               Nuveen Flagship Kentucky Limited Term Municipal Bond Fund   .00%
               Nuveen Flagship Michigan Municipal Bond Fund                .54%
               Nuveen Flagship Missouri Municipal Bond Fund                .54%
               Nuveen Flagship Ohio Municipal Bond Fund                    .53%
               Nuveen Flagship Wisconsin Municipal Bond Fund               .00%


               What Securities We Invest In

               Each fund's investment objective may not be changed without shareholder approval. The following investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the Statement of Additional Information.

               Municipal Obligations

               The funds invest primarily in municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income tax. Income from these bonds may be subject to the federal alternative minimum tax.

                                           Section 2 How We Manage Your Money 17

               States, local governments and municipalities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses.

               The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will only purchase these bonds where the issuer has a strong incentive to continue making appropriations until maturity.

               Quality Municipal Bonds

               The funds purchase only quality municipal bonds that are either rated investment grade (AAA/Aaa to BBB/Baa) by independent rating agencies at the time of purchase or are non-rated but judged to be investment grade by the funds' investment adviser. Each fund will invest at least 80% of its net assets in investment-grade quality municipal bonds. If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam) which are exempt from regular federal, state, and local income taxes. The Michigan and Ohio Funds may not invest more than 20% of their net assets in these territorial municipal bonds.

               Portfolio Maturity

               Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but maintains under normal market conditions an investment portfolio with an overall weighted average maturity within a defined range. The Kentucky Limited Term Fund maintains a weighted average portfolio maturity of 1 to 7 years. All of the other funds described in this prospectus are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years.

               Short-term Investments

               Under normal market conditions, each fund may invest up to 20% of net assets in short-term, high quality municipal bonds. See "How We Manage Risk -- Hedging and Other Defensive Investment Strategies." The funds may invest in short-term, high quality taxable securities if suitable short-term municipal bonds are not available at reasonable prices and yields. For more information on eligible short-term investments, see the Statement of Additional Information.

               Delayed Delivery Transactions

               The funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the security to be purchased may decline before the settlement date.

               How We Select Investments

               Nuveen Advisory selects municipal obligations for the funds based upon its assessment of a bond's relative value in terms of current yield, price, credit quality and future prospects. Nuveen Advisory is supported by

18 Section 2 How We Manage Your Money

               Nuveen's award-winning team of specialized research analysts who review municipal securities available for purchase, monitor the continued creditworthiness of each fund's municipal investments, and analyze economic, political and demographic trends affecting the municipal markets. We utilize these resources to identify municipal obligations with favorable characteristics we believe are not yet recognized by the market. We then select those higher-yielding and undervalued municipal obligations that we believe represent the most attractive values.

               Portfolio Turnover

               A fund buys and sells portfolio securities in the normal course of its investment activities. The proportion of the fund's investment portfolio that is sold and replaced with new securities during a year is known as the fund's portfolio turnover rate. The funds intend to keep portfolio turnover relatively low in order to reduce trading costs and the realization of taxable capital gains. Each fund, however, may make limited short-term trades to take advantage of market opportunities or reduce market risk.

               What the Risks Are

               Risk is inherent in all investing. Investing in a mutual fund -- even the most conservative -- involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in these funds. Because of these and other risks, you should consider an investment in any of these funds to be a long-term investment.

               Interest rate risk: the risk that the value of the fund's portfolio will decline because of rising market interest rates (bond prices move in the opposite direction of interest rates). The longer the average maturity (duration) of a fund's portfolio, the greater its interest rate risk. See "What Securities We Invest In--Portfolio Maturity."


               Income risk: the risk that the income from the fund's portfolio will decline because of falling market interest rates. This can result when the fund invests the proceeds from new share sales, or from matured or called bonds, at market interest rates that are below the portfolio's current earnings rate.

               Credit risk: the risk that an issuer of a bond is unable to meet its obligation to make interest and principal payments due to changing market conditions. Generally, lower rated bonds provide higher current income but are considered to carry greater credit risk than higher rated bonds. Year 2000 issues may affect the ability of municipal issuers to meet their payment obligations to their bond holders, and may adversely affect their credit ratings.

               State Concentration risk: because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the funds' investment portfolio. See "Appendix--Additional State Information." These risks may be greater for the Kansas, Kentucky Limited, Missouri and

                                         Section 2  How We Manage Your Money  19

               Wisconsin Funds, which as "non-diversified" funds may concentrate their investment in municipal bonds of certain issuers to a greater extent than the Kentucky, Michigan and Ohio Funds described in this prospectus, which are diversified funds.

               Inflation risk: the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the funds' assets can decline as can the value of the funds' distributions.

               How We Manage Risk

               In pursuit of its investment objective, each fund assumes investment risk, chiefly in the form of interest rate and credit risk. The funds limit this investment risk generally by restricting the type and maturities of municipal bonds they purchase, and by diversifying their investment portfolios geographically as well as across different industry sectors.

               Investment Limitations

               The funds have adopted certain investment limitations (based on total assets) that cannot be changed without shareholder approval and are designed to limit your investment risk and maintain portfolio diversification. Each fund may not have more than:

                . 25% in any one industry such as electric utilities or health care.

                .  10% in borrowings (33% if used to meet redemptions).

               As diversified funds, the Kentucky, Michigan and Ohio Funds may not have more than:

                .  5% in securities in any one issuer (except for U.S.
               Government securities or for 25% of the fund's total assets).

               Hedging and Other Defensive Investment Strategies

               Each fund may invest up to 100% in cash equivalents and short-term investments as a temporary defensive measure in response to adverse market conditions, or to keep cash on hand fully invested. During these periods, the weighted average maturity of a fund's investment portfolio may fall below the defined range described under "Portfolio Maturity."

               Each fund may also use various investment strategies designed to limit the risk of bond price fluctuations and to preserve capital. These hedging strategies include using financial futures contracts, options on financial futures, or options based on either an index of long-term tax-free securities or on debt securities whose prices, in the opinion of the funds' investment adviser, correlate with the prices of the funds' investments. The funds, however, have no present intent to use these strategies.

20 Section 2   How We Manage Your Money

Section 3  How You Can Buy and Sell Shares

               You can choose from four classes of fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

               How to Choose a Share Class

               In deciding whether to purchase Class A, Class B, Class C or Class R shares, you should consider:

               . the amount of your purchase;

               . any current holdings of fund shares;

               . how long you expect to hold the shares;

               . the amount of any up-front sales charge;

               . whether a contingent deferred sales charge (CDSC) would
                 apply upon redemption;

               . the amount of any distribution or service fees that you may incur while you own the shares;

               . whether you will be reinvesting income or capital gain
                 distributions in additional shares;

               . whether you qualify for a sales charge waiver or reduction.


               For a summary of the charges and expenses for each class, please see "What are the Costs of Investing?"

               Class A Shares

               You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of .20% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge for all funds described in the prospectus except the Kentucky Limited Term Fund is as follows:

               ------------------------------------------------------------------------------------------------------------
                                                                                                        Authorized Dealer
                                                      Sales Charge as % of    Sales Charge as % of     Commission as % of
               Amount of Purchase                    Public Offering Price    Net Amount Invested     Public Offering Price
               ------------------------------------------------------------------------------------------------------------
               Less than $50,000                              4.20%                   4.38%                   3.70%
               $50,000 but less than $100,000                 4.00%                   4.18%                   3.50%
               $100,000 but less than $250,000                3.50%                   3.63%                   3.00%
               $250,000 but less than $500,000                2.50%                   2.56%                   2.00%
               $500,000 but less than $1,000,000              2.00%                   2.04%                   1.50%
               $1,000,000 and over                            --(1)                     --                    1.00%(1)

                                  Section 3  How You Can Buy and Sell Shares  21

               The following Class A sales charges and commissions apply to the Kentucky Limited Term Fund:

                     ------------------------------------------------------------------------------------------------------------
                                                                                                            Authorized Dealer
                                                           Sales Charge as % of     Sales Charge as % of    Commission as % of
                     Amount of Purchase                    Public Offering Price    Net Amount Invested     Public Offering Price
                     ------------------------------------------------------------------------------------------------------------
                     Less than $50,000                             2.50%                   2.56%                   2.00%
                     $50,000 but less than $100,000                2.00%                   2.04%                   1.60%
                     $100,000 but less than $250,000               1.50%                   1.52%                   1.20%
                     $250,000 but less than $500,000               1.25%                   1.27%                   1.00%
                     $500,000 but less than $1,000,000             0.75%                   0.76%                   0.60%
                     $1,000,000 and over                           --(1)                     --                    0.50%(1)

               (1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.50% for the Kentucky Limited Term fund) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.50% for the Kentucky Limited Term fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

               Class B Shares

               You can buy Class B shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of .95% of average daily assets. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .75% distribution fee compensates Nuveen for paying your financial adviser a 4% up-front sales commission, which includes an advance of the first year's service fee. If you sell your shares within six years of purchase, you will have to pay a CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower, according to the following schedule. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends. The Kentucky Limited Term Fund does not currently offer B shares.

               Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

               -----------------------------------------------------------------
               Years Since Purchase     0-1  1-2  2-3  3-4  4-5  5-6
               -----------------------------------------------------------------
               CDSC                      5%   4%   4%   3%   2%   1%

               Class C Shares

               You can buy Class C shares at the offering price, which is the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual .20% service fee compensates your financial adviser for providing ongoing service to you. The annual .55% (0.35% for the Kentucky Limited Term Fund) distribution fee reimburses Nuveen for paying your financial adviser an ongoing sales commission. Nuveen advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you may have to

22  Section 3   How You Can Buy and Sell Shares
               pay a 1% CDSC based on either your purchase price or what you sell your shares for, whichever amount is lower.

               Class R Shares


               Under limited circumstances, you may purchase Class R Shares at the offering price, which is the net asset value on the day of purchase. In order to qualify, you must be eligible under one of the programs described in "How to Reduce Your Sales Charge" (below) or meet certain other purchase size criteria. Class R Shares are not subject to sales charges or ongoing service or distribution fees. Class R shares have lower ongoing expenses than the other classes.

               How to Reduce Your Sales Charge

               We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares or to qualify to purchase Class R shares.

                     Class A Sales Charge          Class A Sales Charge               Class R Eligibility
                     Reductions                    Waivers
                     .  Rights of accumulation     .  Nuveen Defined Portfolio        .  Certain employees and directors of
                     .  Letter of intent               reinvestment                       Nuveen or employees of authorized dealers
                     .  Group purchase             .  Purchases using redemptions     .  Bank trust departments
                                                       from unrelated funds
                                                   .  Retirement plans
                                                   .  Certain employees and directors
                                                       of Nuveen or employees of
                                                       authorized dealers
                                                   .  Bank trust departments

               In addition, Class A shares at net asset value and Class R shares may be purchased through registered investment advisers, certified financial planners and registered broker-dealers who charge asset-based or comprehensive "wrap" fees for their services. Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (800) 257-8787. Your financial adviser can also help you prepare any necessary application forms. You or your financial adviser must notify Nuveen at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

               How to Buy Shares

               You may open an account with $3,000 per fund share class and make additional investments at any time with as little as $50. There is no minimum if you are reinvesting Nuveen Defined Portfolio distributions. The share price you pay will depend on when Nuveen receives your order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and usually ends at 4 p.m. New York time when the Exchange closes.

                                  Section 3  How You Can Buy and Sell Shares  23

               Through a Financial Adviser

               You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisers are paid either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge for ongoing investment advice and services. If you do not have a financial adviser, call (800) 257-8787 and Nuveen can refer you to one in your area.

               By Mail

               You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check to:
               Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186.

               Systematic Investing

               Once you have established a fund account, systematic investing allows you to make regular investments through automatic deductions from your bank account (simply complete the appropriate section of the account application form) or directly from your paycheck. To invest directly from your paycheck, contact your financial adviser or call Nuveen at (800) 257-8787. Systematic investing may also make you eligible for reduced sales charges.

               The chart below illustrates the benefits of systematic investing based on a $3,000 initial investment and subsequent monthly investments of $100 over 20 years. The example assumes you earn a return of 4%, 5% or 6% annually on your investment and that you reinvest all dividends. These annual returns do not reflect past or projected fund performance.

               [GRAPH APPEARS HERE]

24   Section 3   How You Can Buy and Sell Shares

               One of the benefits of systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay should be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure that you will profit.

               Systematic Investment Plan

               You can make regular investments of $50 or more per month by authorizing us to draw preauthorized checks on your bank account. You can stop the withdrawals at any time. There is no charge for this plan.

               Payroll Direct Deposit Plan

               You can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan.

               Systematic Withdrawal

               If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see "Fund Direct--Electronic Funds Transfer" below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in the fund's systematic withdrawal plan.

               You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, B or C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

               Special Services

               To help make your investing with us easy and efficient, we offer you the following services at no extra cost.


               Exchanging Shares

               You may exchange fund shares into an identically registered account at any time for the same class of another Nuveen mutual fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. Because an exchange is treated for tax purposes as a concurrent sale and purchase, and any gain may be subject to tax, you should consult your tax adviser about the tax consequences of any contemplated exchange.

               The exchange privilege is not intended to allow you to use a fund for short-term trading. Because excessive exchanges may interfere with portfolio management, raise fund operating expenses or otherwise have

                                  Section 3 How You Can Buy and Sell Shares 25 an adverse effect on other shareholders, each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

               Reinstatement Privilege

               If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, we will refund your CDSC and reinstate your holding period. You may use this reinstatement privilege only once for any redemption.

               Fund Direct

               You may link your fund account to your bank account and transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and systematic investment. You may also have dividends, distributions, redemption payments or Systematic Withdrawals sent directly to your bank account.

               Your financial adviser can help you complete the forms for these services, or you can call Nuveen at (800) 257-8787 for copies of the necessary forms.

               How to Sell Shares

               You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after Nuveen has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. While the funds do not charge a redemption fee, you may be assessed a CDSC, if applicable. When you redeem Class A, Class B, or Class C shares subject to a CDSC, the fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the first day of the month in which you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to Nuveen. The CDSC may be waived under certain special circumstances as described in the Statement of Additional Information.

               Through Your Financial Adviser

               You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this.


               By Telephone

               If you have authorized telephone redemption privileges, you can redeem your shares by telephone up to $50,000. You may not redeem by telephone shares held in certificate form. Checks will be issued only to the shareholder of record and mailed to the address of record. If you have established electronic funds transfer privileges, you may have redemption proceeds transferred electronically to your bank account. We will normally mail your check the next business day. Nuveen and Chase Global Funds Services will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to

26   Section 3   How You Can Buy and Sell Shares
               verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

               By Mail

               You can sell your shares at any time by sending a written request to the appropriate fund, Nuveen Investor Services, P.O. Box 5186, Bowling Green Station, New York, NY 10274-5186. Your request must include the following information:

               . The fund's name;

               . Your name and account number;

               . The dollar or share amount you wish to redeem;

               . The signature of each owner exactly as it appears on the account;

               . The name of the person to whom you want your redemption
                 proceeds paid (if other than to the shareholder of record);

               . The address where you want your redemption proceeds sent (if other than the address of record);

               . Any certificates you have for the shares; and

               . Any required signature guarantees.

               We will normally mail your check the next business day, but in no event more than seven days after we receive your request. If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or the address of record has been changed within the last 60 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by a fund. A notary public cannot provide a signature guarantee.


AN IMPORTANT NOTE ABOUT INVOLUNTARY REDEMPTION.


FROM TIME TO TIME, THE FUNDS MAY ESTABLISH MINIMUM ACCOUNT SIZE REQUIREMENTS. THE FUNDS RESERVE THE RIGHT TO LIQUIDATE YOUR ACCOUNT UPON 30 DAYS' WRITTEN NOTICE IF THE VALUE OF YOUR ACCOUNT FALLS BELOW AN ESTABLISHED MINIMUM. THE FUNDS PRESENTLY HAVE SET A MINIMUM BALANCE OF $100 UNLESS YOU HAVE AN ACTIVE NUVEEN DEFINED PORTFOLIO REINVESTMENT ACCOUNT. YOU WILL NOT BE ASSESSED A CDSC ON AN INVOLUNTARY REDEMPTION.

                                    Section 3 How You Can Buy and Sell Shares 27

Section 4 General Information

          To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies, as well.


          Distributions and Taxes

          The funds pay tax-free dividends monthly and any taxable capital gains or other taxable distributions once a year in December. The funds declare dividends monthly to shareholders of record as of the ninth of each month, payable the first business day of the following month.

          Payment and Reinvestment Options

          The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen mutual fund. For further information, contact your financial adviser or call Nuveen at (800) 257-8787.


          Taxes and Tax Reporting

          Because the funds invest in municipal bonds, the regular monthly dividends you receive will be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax (AMT).

          Although the funds do not seek to realize taxable income or capital gains, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund's normal investment activities. Each fund will distribute in December any taxable income or capital gains realized over the preceding year. Net short-term gains are taxable as ordinary income. Net long-term capital gains are taxable as long-term capital gains regardless of how long you have owned your investment. Taxable dividends do not qualify for a dividends received deduction if you are a corporate shareholder.

          Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains, including any percentage of your fund dividends attributable to municipal obligations, that you were paid during the prior year. You will receive this statement from the firm where you purchased your fund shares if you hold your investment in street name. Nuveen will send you this statement if you hold your shares in registered form. The tax status of your dividends is not affected by whether you reinvest your dividends or receive them in cash. If you receive social security benefits, you should be aware that any tax-free income is taken into account in calculating the amount of these benefits that may be subject to federal income tax.

28   Section 4   General Information

          Tax laws are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law.

          Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.

          BUYING OR SELLING SHARES CLOSE TO A RECORD DATE
          Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Similarly, if you sell or exchange fund shares shortly before the record date for a tax-exempt dividend, a portion of the price you receive may be treated as a taxable capital gain even though it reflects tax-free income earned but not yet distributed by the fund.

          TAXABLE EQUIVALENT YIELDS
          The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the funds with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical tax-free yields and tax rates:

          TAXABLE EQUIVALENT OF TAX-FREE YIELDS

                                        TAX-FREE YIELD

          Tax Rate                  4.00%     4.50%  5.00%  5.50%  6.00%
          28.0%                     5.56%     6.25%  6.94%  7.64%  8.33%
          31.0%                     5.80%     6.52%  7.25%  7.97%  8.70%
          36.0%                     6.25%     7.03%  7.81%  8.59%  9.37%
          39.6%                     6.62%     7.45%  8.28%  9.11%  9.93%

          The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax adviser.

          Distribution and Service Plans


          John Nuveen & Co. Incorporated serves as the selling agent and distributor of the funds' shares. In this capacity, Nuveen manages the offering of the funds' shares and is responsible for all sales and promotional activities. In order to reimburse Nuveen for its costs in connection with these activities, including compensation paid to authorized dealers, each fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940. (See "How to Choose a Share Class" for a description of the distribution and service fees paid under this plan.)


          Nuveen receives the distribution fee for Class B and Class C shares primarily for providing compensation to authorized dealers, including Nuveen, in connection with the distribution of shares. Nuveen uses the service fee for Class A, Class B, and Class C shares to compensate authorized dealers, including Nuveen, for providing account services to

                                              Section 4  General Information  29
          shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders. These fees also compensate Nuveen for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

          Net Asset Value


          The price you pay for your shares is based on the fund's net asset value per share which is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. Net asset value is calculated for each class by taking the fair value of the class' total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds' Board of Trustees or its delegate.

          In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on prices of comparable municipal bonds.

          Fund Service Providers

          The custodian of the assets of the funds is The Chase Manhattan Bank, 4 New York Plaza, New York, NY 10004-2413. Chase also provides certain accounting services to the funds. The funds' transfer, shareholder services and dividend paying agent, Chase Global Funds Services Company, P.O. Box 5186, New York, NY 10274-5186, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.


          Nuveen Advisory and Chase Global Funds Services each rely on computer systems to manage the funds' investments, process shareholder transactions and provide shareholder account maintenance. Because of the way computers historically have stored dates, some of these systems currently may not be able to correctly process activity occurring in the year 2000. Nuveen Advisory is working with the funds' service providers to adapt their systems to address this "Year 2000" issue. Nuveen advisory and the funds expect, but there can be no absolute assurance, that the necessary work will be completed on a timely basis.

30   Section 4   General Information

Section 5  Financial Highlights


                         The following tables are intended to help you better understand each fund's recent past performance. The tables are excerpted from each fund's latest financial statements audited by Arthur Andersen LLP. You may obtain the complete statements along with the auditor's report by requesting from Nuveen a free copy of the fund's latest annual shareholder report.


Kansas Municipal Bond Fund**

                                 Investment Operations                  Less Distributions
                          --------------------------------------   ------------------------------

Class
(Inception
Date)
                                                     Net
                                                Realized
                                                     and                                              Ending                Ending
Year              Beginning           Net     Unrealized                  Net                            Net                   Net
Ending            Net Asset    Investment     Investment           Investment    Capital               Asset      Total     Assets
May 31,               Value     Income(a)    Gain (Loss)    Total      Income      Gains    Total      Value   Return(b)     (000)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (1/92)

     1998            $10.19          $.52          $ .41    $.93        $(.52)  $   --      $(.52)    $10.60        9.32%  $102,217
     1997              9.83           .53            .36     .89         (.53)      --       (.53)     10.19        9.21     95,891
     1996             10.01           .54           (.18)    .36         (.54)      --       (.54)      9.83        3.63     96,694
     1995              9.83           .55            .18     .73         (.55)      --       (.55)     10.01        7.80     83,683
     1994             10.38           .56           (.46)    .10         (.58)    (.07)+     (.65)      9.83         .62     80,060

Class B (2/97)

     1998             10.13           .44            .41     .85         (.44)      --       (.44)     10.54        8.57      3,238
     1997(c)          10.23           .13           (.12)    .01         (.11)      --       (.11)     10.13         .13        605

Class C (2/97)

     1998             10.21           .47            .42     .89         (.47)      --       (.47)     10.63        8.85      1,716
     1997(c)          10.18           .15            .04     .19         (.16)      --       (.16)     10.21        1.85         91

Class R (2/97)

     1998             10.22           .56            .43     .99         (.55)      --       (.55)     10.66        9.84         12
     1997(c)          10.20           .18           (.02)    .16         (.14)      --       (.14)     10.22        1.55         --
------------------------------------------------------------------------------------------------------------------------------------


                              Ratios/Supplemental Data
                        ----------------------------------------------
Class
(Inception
Date)
                                       Ratio of Net
                           Ratio of      Investment
                           Expenses          Income
Year                     to Average      to Average        Portfolio
Ending                          Net             Net         Turnover
May 31,                   Assets(a)       Assets(a)             Rate
----------------------------------------------------------------------
Class A (1/92)

     1998                       .71%           4.98%              13%
     1997                       .68            5.24               40
     1996                       .57            5.31               55
     1995                       .54            5.67               72
     1994                       .26            5.37               93

Class B (2/97)

     1998                      1.45            4.22               13
     1997(c)                   1.27*           4.62*              40

Class C (2/97)

     1998                      1.24            4.41               13
     1997(c)                   1.09*           4.85*              40

Class R (2/97)

     1998                       .51            5.16               13
     1997(c)                     --            6.61*              40
----------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Kansas.
+ The amounts shown reflect distributions in excess of capital gains of $.05 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                            Section  5  Financial Highlights  31

Kentucky Municipal Bond Fund**



                                   Investment Operations                  Less Distributions
                             --------------------------------------  -----------------------------
Class
(Inception
Date)
                                                       Net
                                                  Realized
                                                       and                                                                   Ending
Year                Beginning           Net     Unrealized                  Net                         Net                     Net
Ending              Net Asset    Investment     Investment           Investment   Capital             Asset        Total     Assets
May 31,                 Value     Income(a)    Gain (Loss)    Total      Income     Gains    Total    Value    Return(b)      (000)
-----------------------------------------------------------------------------------------------------------------------------------
Class A (5/87)

     1998              $11.05          $.59          $ .38    $ .97       $(.58)    $(.05)   $(.63)  $11.39         9.00%  $451,338
     1997               10.82           .60            .24      .84        (.60)     (.01)    (.61)   11.05         7.87    430,803
     1996               10.99           .61           (.17)     .44        (.61)       --     (.61)   10.82         4.04    410,808
     1995               10.65           .61            .35      .96        (.62)       --     (.62)   10.99         9.42    394,457
     1994               11.06           .62           (.40)     .22        (.63)       --     (.63)   10.65         1.90    369,495

Class B (2/97)

     1998               11.06           .50            .38      .88        (.50)     (.05)    (.55)   11.39         8.10      4,273
     1997(c)            11.07           .17           (.01)     .16        (.17)       --     (.17)   11.06         1.47        544

Class C (10/93)

     1998               11.04           .52            .39      .91        (.52)     (.05)    (.57)   11.38         8.43     28,630
     1997               10.81           .54            .24      .78        (.54)     (.01)    (.55)   11.04         7.29     24,468
     1996               10.99           .54           (.17)     .37        (.55)       --     (.55)   10.81         3.38     20,647
     1995               10.65           .55            .35      .90        (.56)       --     (.56)   10.99         8.82     15,831
     1994(c)            11.46           .36           (.81)    (.45)       (.36)       --     (.36)   10.65        (5.88)*   11,172

Class R (2/97)

     1998               11.03           .61            .39     1.00        (.61)     (.05)    (.66)   11.37         9.25        675
     1997(c)            11.08           .20           (.04)     .16        (.21)       --     (.21)   11.03         1.42        455
------------------------------------------------------------------------------------------------------------------------------------



                                  Ratios/Supplemental Data
                        --------------------------------------------

Class
(Inception
Date)
                                       Ratio of Net
                          Ratio of       Investment
                          Expenses           Income
Year                    to Average       to Average        Portfolio
Ending                         Net              Net         Turnover
May 31,                  Assets(a)        Assets(a)             Rate
---------------------------------------------------------------------
Class A (5/87)

     1998                      .77%            5.19%              12%
     1997                      .75             5.44               13
     1996                      .71             5.50               17
     1995                      .68             5.85               28
     1994                      .58             5.60               12

Class B (2/97)

     1998                     1.54             4.38               12
     1997(c)                  1.39*            4.76*              13

Class C (10/93)

     1998                     1.33             4.63               12
     1997                     1.29             4.89               13
     1996                     1.27             4.93               17
     1995                     1.23             5.27               28
     1994(c)                  1.08*            4.96*              12

Class R (2/97)

     1998                      .58             5.37               12
     1997(c)                   .49*            5.77*              13
----------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

32  Section 5   Financial Highlights

Kentucky Limited Term Municipal Bond Fund**

                               Investment Operations                Less Distributions
                      --------------------------------------  ---------------------------------
Class
(Inception
Date)
                                                  Net
                                             Realized
                                                  and                                                 Ending                 Ending
Year          Beginning           Net      Unrealized                  Net                               Net                    Net
Ending        Net Asset    Investment      Investment           Investment    Capital                  Asset        Total     Assets
May 31,           Value     Income(a)     Gain (Loss)  Total        Income      Gains      Total       Value    Return(b)      (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/95)
    1998          9.92          $.44           $ .20   $.64         $(.44)       $--      $(.44)     $10.12         6.53%     8,989
    1997          9.79           .45             .12    .57          (.44)        --       (.44)       9.92         5.96      8,870
    1996(c)       9.75           .31             .04    .35          (.31)        --       (.31)       9.79         5.45*     8,389
Class C (9/95)
    1998          9.92           .40             .20    .60          (.40)        --       (.40)      10.12         6.17      2,416
    1997          9.79           .41             .13    .54          (.41)        --       (.41)       9.92         5.64      2,144
    1997(c)       9.75           .29             .04    .33          (.29)        --       (.29)       9.79         5.12*     1,767
Class R (2/97)
    1998          9.92           .46             .18    .64          (.46)        --       (.46)      10.10         6.58         16
    1997(c)       9.98           .15            (.10)   .05          (.11)        --       (.11)       9.92          .56         --
------------------------------------------------------------------------------------------------------------------------------------
                            Ratios/Supplemental Data
                    ---------------------------------------
Class
(Inception
Date)
                                  Ratio of Net
                      Ratio of      Investment
                      Expenses          Income
Year                to Average      to Average    Portfolio
Ending                     Net             Net     Turnover
May 31,              Assets(a)       Assets(a)         Rate
------------------------------------------------------------
Class A (9/95)
     1998                  .66%           4.35%          36%
     1997                  .53            4.52           56
     1996(c)               .37*           4.37*          48
Class C (9/95)
     1998                 1.01            4.00           36
     1997                  .84            4.19           56
     1997(c)               .64*           4.12*          48
Class R (2/97)
     1998                  .46            4.54           36
     1997(c)                --            5.73*          56
------------------------------------------------------------

 *   Annualized.
** Information included prior to the fiscal year ended May 31, 1997 reflects the financial highlights of Flagship Kentucky Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                               Section 5 Financial Highlights 33

Michigan Municipal Bond Fund**

                              Investment Operations                  Less Distributions
                          ------------------------------     ------------------------------------
Class
(Inception
Date)
                                                      Net
                                                 Realized
                                                      and                                            Ending                 Ending
Year             Beginning          Net        Unrealized                    Net                        Net                    Net
Ending           Net Asset   Investment        Investment             Investment  Capital             Asset        Total    Assets
May 31,              Value     Income(a)      Gain (Loss)    Total        Income    Gains    Total    Value    Return(b)     (000)
------------------------------------------------------------------------------------------------------------------------------------
Class A (6/85)
     1998           $11.68          $.61            $ .42    $1.03         $(.61)   $(.03)   $(.64)  $12.07         8.95%  $263,632
     1997            11.37           .62              .31      .93          (.61)    (.01)    (.62)   11.68         8.42     59,055
     1996            11.59           .63             (.22)     .41          (.63)      --     (.63)   11.37         3.61    248,422
     1995            11.31           .65              .28      .93          (.65)      --     (.65)   11.59         8.57    250,380
     1994            11.77           .66             (.43)     .23          (.66)    (.03)    (.69)   11.31         1.87    242,993
Class B (2/97)
     1998            11.70           .52              .42      .94          (.52)    (.03)    (.55)   12.09         8.12      3,839
     1997(c)         11.66           .17              .04      .21          (.17)      --     (.17)   11.70         1.86        380
Class C (6/93)
     1998            11.66           .54              .43      .97          (.54)    (.03)    (.57)   12.06         8.45     45,690
     1997            11.35           .55              .32      .87          (.55)    (.01)    (.56)   11.66         7.84     41,649
     1996            11.58           .56             (.22)     .34          (.57)      --     (.57)   11.35         2.96     41,365
     1995            11.30           .58              .28      .86          (.58)      --     (.58)   11.58         7.98     37,122
     1994(c)         11.86           .54             (.52)     .02          (.55)    (.03)    (.58)   11.30          .19*    30,042
Class R (2/97)
     1998            11.68           .63              .42     1.05          (.63)    (.03)    (.66)   12.07         9.16     26,904
     1997(c)         11.66           .21              .02      .23          (.21)      --     (.21)   11.68         2.01     26,211
-----------------------------------------------------------------------------------------------------------------------------------
                         Ratios/Supplemental Data
                 -------------------------------------------
Class
(Inception
Date)
                                Ratio of Net
                   Ratio of       Investment
                   Expenses           Income
Year             to Average       to Average       Portfolio
Ending                  Net              Net        Turnover
May 31,           Assets(a)        Assets(a)            Rate
-------------------------------------------------------------
Class A (6/85)

      1998              .84%            5.11%             13%
      1997              .85             5.33              34
      1996              .82             5.42              54
      1995              .80             5.82              37
      1994              .75             5.56              28

 Class B (2/97)

      1998             1.59             4.32              13
      1997(c)          1.59*            4.52*             34

 Class C (6/93)

      1998             1.39             4.56              13
      1997             1.40             4.77              34
      1996             1.37             4.86              54
      1995             1.35             5.25              37
      1994(c)          1.25*            4.89*             28

 Class R (2/97)

      1998              .64             5.31              13
      1997(c)           .65*            5.57*             34
-------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Michigan.
+ The amount shown includes a distribution in excess of capital gains of $.02 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

34  Section 5   Financial Highlights

Missouri Municipal Bond Fund**

                                            Investment Operations                    Less Distributions
                                       ------------------------------           ----------------------------
Class
(Inception
Date)
                                                          Net
                                                     Realized
                                                          and                                                       Ending
Year                Beginning             Net      Unrealized                          Net                            Net
Ending              Net Asset      Investment      Investment                   Investment     Capital              Asset
May 31,                 Value       Income(a)     Gain (Loss)    Total              Income       Gains   Total      Value
-------------------------------------------------------------------------------------------------------------------------
Class A (8/87)

     1998           $10.80         $.56           $ .43          $ .99          $(.56)         $  --     $(.56)    $11.23
     1997            10.51          .56             .29            .85           (.56)            --      (.56)     10.80
     1996            10.72          .58            (.21)           .37           (.58)            --      (.58)     10.51
     1995            10.50          .60             .22            .82           (.60)            --      (.60)     10.72
     1994            10.87          .61            (.34)           .27           (.61)           (.03)+   (.64)     10.50

Class B (2/97)

     1998            10.80          .47             .44            .91           (.48)             --     (.48)     11.23
     1997(c)         10.81          .16            (.01)           .15           (.16)             --     (.16)     10.80

Class C (2/94)

     1998            10.80          .50             .43            .93           (.50)             --     (.50)     11.23
     1997            10.50          .51             .29            .80           (.50)             --     (.50)     10.80
     1996            10.72          .51            (.21)           .30           (.52)             --     (.52)     10.50
     1995            10.50          .53             .23            .76           (.54)             --     (.54)     10.72
     1994(c)         11.33          .02            (.83)          (.81)          (.02)             --     (.02)     10.50

Class R (2/97)

     1998            10.80          .58             .43           1.01           (.58)             --     (.58)     11.23
     1997(c)         10.90          .17            (.12)           .05           (.15)             --     (.15)     10.80


                                                                      Ratios/Supplemental Data
                                                                   --------------------------------

                                                                      Ratio of Net
                                                    Ratio of            Investment
                                   Ending           Expenses                Income
Year                                  Net         to Average            to Average        Portfolio
Ending                  Total      Assets                Net                   Net         Turnover
May 31,             Return(b)       (000)          Assets(a)             Assets(a)             Rate
---------------------------------------------------------------------------------------------------
Class A (8/87)

     1998             9.32%        $233,456        .87%               5.02%               19%
     1997             8.29          218,924        .86                5.27                41
     1996             3.51          212,717        .80                5.37                38
     1995             8.19          205,089        .67                5.78                40
     1994             2.42          187,347        .62                5.52                34

Class B (2/97)

     1998             8.53            1,677       1.62                4.25                19
     1997(c)          1.40              454       1.45*               4.59*               41

Class C (2/94)

     1998             8.74           11,253       1.42                4.47                19
     1997             7.80            7,968       1.40                4.72                41
     1996             2.84            6,220       1.35                4.79                38
     1995             7.60            3,989       1.20                5.19                40
     1994(c)        (17.62)*          1,877       1.15*               4.44*               34

Class R (2/97)

     1998             9.56               41        .67                5.22                19
     1997(c)           .43               34        .55*               5.65*               41
---------------------------------------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Missouri.
+ The amounts shown reflect distributions in excess of capital gains of $.01 per share for Missouri.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                           Section 5   Financial Highlights 35

Ohio Municipal Bond Fund**

                                            Investment Operations                    Less Distributions
                                       ------------------------------           ----------------------------
Class
(Inception
Date)
                                                         Net
                                                    Realized
                                                         and                                                       Ending
Year                Beginning             Net      Unrealized                          Net                            Net
Ending              Net Asset      Investment      Investment                   Investment     Capital              Asset
May 31,                 Value       Income(a)     Gain (Loss)    Total              Income       Gains   Total      Value
-------------------------------------------------------------------------------------------------------------------------
Class A (6/85)

     1998           $11.41         $.60           $ .38          $ .98          $(.60)         $(.05)    $(.65)    $11.74
     1997            11.21          .61             .20            .81           (.61)            --      (.61)     11.41
     1996            11.43          .62            (.21)           .41           (.63)            --      (.63)     11.21
     1995            11.21          .64             .22            .86           (.64)            --      (.64)     11.43
     1994            11.59          .64            (.38)           .26           (.64)            --      (.64)     11.21

Class B (2/97)

     1998            11.41          .51            .38             .89           (.52)          (.05)     (.57)     11.73
     1997(c)         11.42          .17           (.01)            .16           (.17)            --      (.17)     11.41

Class C (8/93)

     1998            11.41          .54            .37             .91           (.54)          (.05)     (.59)     11.73
     1997            11.21          .55            .20             .75           (.55)            --      (.55)     11.41
     1996            11.43          .55           (.21)            .34           (.56)            --      (.56)     11.21
     1995            11.20          .57            .23             .80           (.57)            --      (.57)     11.43
     1994(c)         11.69          .46           (.49)           (.03)          (.46)            --      (.46)     11.20

Class R (2/97)

     1998            11.41          .62            .37             .99           (.62)          (.05)     (.67)     11.73
     1997(c)         11.42          .21           (.01)            .20           (.21)            --      (.21)     11.41


                                                                      Ratios/Supplemental Data
                                                                   --------------------------------

                                                                      Ratio of Net
                                                    Ratio of            Investment
                                   Ending           Expenses                Income
Year                                  Net         to Average            to Average        Portfolio
Ending                  Total      Assets                Net                   Net         Turnover
May 31,             Return(b)       (000)          Assets(a)             Assets(a)             Rate
---------------------------------------------------------------------------------------------------
Class A (6/85)

     1998           8.76%          $472,821        .85%               5.15%               15%
     1997           7.38            463,253        .89                5.39                17
     1996           3.59            443,077        .92                5.41                31
     1995           7.99            445,566        .95                5.78                31
     1994           2.24            445,272        .93                5.48                 9

Class B (2/97)

     1998           7.89              7,422       1.61                4.39                15
     1997(c)        1.45              1,649       1.60*               4.63*               17

Class C (8/93)

     1998           8.12             47,036       1.40                4.60                15
     1997           6.80             40,713       1.44                4.84                17
     1996           3.03             34,939       1.47                4.84                31
     1995           7.50             28,461       1.50                5.21                31
     1994(c)        (.17)*           25,674       1.46*               4.79*                9

Class R (2/97)

     1998           8.89            162,220        .65                5.35                15
     1997(c)        1.77            160,312        .65*               5.65*               17
---------------------------------------------------------------------------------------------------

*    Annualized.

** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Ohio.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

36 Section 5   Financial Highlights

Wisconsin Municipal Bond Fund**

                                  Investment Operations                 Less Distributions
                           -------------------------------------   -----------------------------
Class
(Inception
Date)
                                                    Net
                                               Realized
                                                    and                                             Ending                Ending
Year              Beginning          Net     Unrealized                   Net                          Net                   Net
Ending            Net Asset   Investment     Investment            Investment  Capital               Asset       Total    Assets
May 31,               Value    Income(a)    Gain (Loss)    Total       Income    Gains     Total     Value   Return(b)     (000)
----------------------------------------------------------------------------------------------------------------------------------
Class A (6/94)

     1998             $9.80         $.49          $ .49    $ .98        $(.50)    $ --    $(.50)   $10.28       10.19%    $24,313
     1997              9.61          .51            .19      .70         (.51)      --     (.51)     9.80        7.40      14,004
     1996              9.79          .50           (.18)     .32         (.50)      --     (.50)     9.61        3.35      12,370
     1995(c)           9.58          .49            .21      .70         (.49)      --     (.49)     9.79        7.36*      8,278

Class B (2/97)

     1998              9.82          .42            .49      .91         (.42)      --     (.42)    10.31        9.46       1,877
     1997(c)           9.87          .12           (.06)     .06         (.11)      --     (.11)     9.82         .60          20

Class C (2/97)

     1998              9.82          .44            .49      .93         (.45)      --     (.45)    10.30        9.59       1,366
     1997(c)           9.87          .13           (.07)     .06         (.11)      --     (.11)     9.82         .65          76

Class R (2/97)

     1998              9.82          .53            .48     1.01         (.52)      --     (.52)    10.31       10.47          45
     1997(c)           9.87          .15           (.07)     .08         (.13)      --     (.13)     9.82         .84          40
----------------------------------------------------------------------------------------------------------------------------------



                                 Ratios/Supplemental Data
                       ---------------------------------------------

Class
(Inception
Date)
                                        Ratio of Net
                         Ratio of         Investment
                         Expenses             Income
Year                   to Average         to Average      Portfolio
Ending                        Net                Net       Turnover
May 31,                 Assets(a)          Assets(a)           Rate
--------------------------------------------------------------------
Class A (6/94)

     1998                    .55%                4.87%            10%
     1997                    .51                 5.20             42
     1996                    .64                 5.02             47
     1995(c)                 .39*                5.25*            52

Class B (2/97)

     1998                   1.32                 4.04             10
     1997(c)                 .94*                4.81*            42

Class C (2/97)

     1998                   1.11                 4.25             10
     1997(c)                 .69*                4.91*            42

Class R (2/97)

     1998                    .32                 5.08             10
     1997(c)                  --                 5.67*            42
---------------------------------------------------------------------

*    Annualized.
** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Wisconsin.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total Returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  From commencement of class operations as noted.

                                            Section 5   Financial Highlights  37

Appendix  Additional State Information


          Because the funds primarily purchase municipal bonds from a specific state, each fund also bears investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the fund's investment portfolio. The following discussion of special state considerations was obtained from official offering statements of these issuers and has not been independently verified by the funds. The discussion includes general state tax information related to an investment in fund shares. Because tax laws are complex and often change, you should consult your tax adviser about the state tax consequences of a specific fund investment. See the Statement of Additional Information for further information.


          KANSAS

          Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture in the State economy. Economic performance has been improving, due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 5.4% in 1997 to $24,379, about 95% of the national median.


          The State's unemployment rate dropped to 3.5% in June 1998 from its peak of 5.5% in 1993.


          The Kansas State Treasury does not issue general obligation debt. The State instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa2/AA+/AA by Moody's, Standard & Poor's, and Fitch respectively. KDFA ratings vary and when not insured are generally rated A or better by the major rating agencies.

          Tax Treatment

          The Kansas Fund's regular monthly dividends will not be subject to Kansas personal income taxes to the extent they are paid out of income earned on all Kansas municipal bonds issued after December 31, 1987, on specified Kansas municipal bonds issued before that date, or on U.S. government securities. You will be subject to Kansas personal income taxes, however, to the extent the Kansas Fund distributes any taxable income or realized capital gains, or if you sell or exchange Kansas Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Kansas Fund is similar to that described above.

38  Appendix

          KENTUCKY

          Growth in Kentucky's economy surpassed national growth rates in many areas during the 1990's in part due to its lower cost of living and aggressive business recruitment. The Commonwealth's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth.

          Kentucky's average unemployment rate in June 1998 was 4.4%, compared to the national average of 4.5% in June 1998 and the Commonwealth's 5.5% average in June 1997. Per capita income in 1997 was $20,657, approximately 81% of national average.

          In the past, the Commonwealth has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's financial outlook. Although Kentucky has not issued general obligation debt since 1965, the Commonwealth actively issues appropriation-secured debt from several agencies, including the Kentucky Turnpike Authority, the Kentucky Infrastructure Authority, and the Kentucky Schools Facilities Construction Commission. Bonds secured by Commonwealth appropriations generally receive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Like the Commonwealth, Kentucky Municipalities have not issued general obligation debt, relying instead on appropriation-secured bonds.

          TAX TREATMENT

          The Kentucky Funds' regular monthly dividends will not be subject to the Kentucky individual income tax to the extent they are paid out of income earned on Kentucky municipal bonds or U.S. government securities. You will be subject to Kentucky personal income tax, however, to the extent the Kentucky Funds distribute any taxable income or realized capital gains, or if you sell or exchange Kentucky Funds' shares and realize a capital gain on the transaction. You will not be subject to the Kentucky intangible property tax on the portion of your Kentucky Funds' shares that is attributable to Kentucky municipal bonds or U.S. government securities.

          If you are employed in Louisville or Jefferson County, you will not be subject to local occupational license fees on income earned from the Kentucky Funds. If you are employed elsewhere in Kentucky, you generally will not be subject to local occupational license fees. The treatment of corporate shareholders is similar to that described above, except that they may be subject to local occupational license fees.

          MICHIGAN

          Michigan's economy has improved significantly since the 1980's. The State's unemployment rate was 3.6% in June 1998, compared to national average of 4.5%. Per capita income has increased each year over the past decade, and was $25,560 in 1997. Population has remained stable in the State, increasing by a negligible amount annually. The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to the tax base and job growth.

                                                                     Appendix 39

          Michigan's economic and financial improvements are reflected in the state's rating of Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. All three rating agencies upgraded the State's credit rating in 1998.

          TAX TREATMENT

          The Michigan Fund's regular monthly dividends will not be subject to the Michigan individual income tax to the extent they are paid out of income earned on Michigan municipal bonds or paid out of income earned on or capital gains realized from, the sale of U.S. government securities. You will be subject to Michigan personal income tax, however, to the extent the Michigan Fund distributes any taxable income or realized capital gains (other than capital gains realized from the sale of U.S. government securities), or if you sell or exchange Michigan Fund shares and realize a capital gain on the transaction. If you reside in a Michigan city that imposes local income taxes, you will not be subject to these taxes on the Michigan Fund's distributions of income attributable to interest earned on U.S. government securities or municipal bonds, or to gains on the sale of U.S. government securities.

          The treatment of corporate shareholders of the Michigan Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information.

          MISSOURI

          Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the State economy. Population in Missouri has increased approximately 5.6% from 1990. The State's unemployment rate has steadily declined from the high of 6.7% in 1991 and was 4.2% in June 1998, compared to the national average of 4.5%. Per capita income increased 4.4% during 1997 to $24,001, about 94% of the national average.

          Missouri retains substantial governmental balances through strategic budget management. The State's unreserved fund balance in 1997 was $1.2 billion, or 12.4% of General Fund revenues. Missouri's overall creditworthiness is reflected in its longstanding Aaa/AAA/AAA rating by Moody's Standard & Poors, and Fitch, respectively.

          TAX TREATMENT

          The Missouri Fund's regular monthly dividends will not be subject to the Missouri individual income tax to the extent they are paid out of income earned on Missouri municipal bonds or U.S. government securities. You will be subject to Missouri personal income tax, however, to the extent the Missouri Fund distributes any taxable income or realized capital gains, or if you sell or exchange Missouri Fund shares and realize a capital gain on the transaction.

          The treatment of corporate shareholders of the Missouri Fund is similar to that described above.

40 Appendix

          OHIO

          The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still, manufacturing remains an important component of the State's economy, providing approximately 21% of total employment in Ohio compared with 15% of national employment. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

          From 1990-1998, the State's unemployment rate ranked at or below the national average. Ohio's unemployment rate registered 4.5% in June 1998, comparable to the national average of 4.5% in June 1998, and slightly higher than the State's 4.4% rate in June 1997. Per capita income in 1997 was $24,661, approximately 96% of the national average.

          The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. The State is currently working on revamping its school funding formula, which was deemed unconstitutional in March 1997 by the Ohio Supreme Court. Changes to the formula likely will require the State to increase its aid to local public schools, which could affect the State's financial position. Moody's gives Ohio general obligation bonds an Aa1 rating, while Standard & Poor's and Fitch each rate the State AA+.

          TAX TREATMENT

          The Ohio Fund's regular monthly dividends will not be subject to Ohio personal income tax, Ohio school district income taxes and Ohio municipal income taxes to the extent they are derived from interest on Ohio municipal bonds or U.S. government securities or attributable to gain made on the sale, exchange or other disposition by the Fund of Ohio municipal bonds. You will, however, be subject to Ohio personal income taxes, Ohio school district income taxes and Ohio municipal income taxes to the extent the Ohio Fund distributes any taxable income or realized capital gains (other than capital gains on Ohio municipal bonds), or if you sell or exchange Ohio Fund shares and realize a net gain on the transaction.

          The treatment of corporate shareholders of the Ohio Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax adviser.

          WISCONSIN

          Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Manufacturing remains a dominant sector at 24% and is currently a source of strength.

                                                                     Appendix 41

          The State's unemployment rate was 3.0% in June 1998. Per capita income was $24,475 in 1997, about 96% of the national average.

          The State's general obligations receive Aa2/AA ratings from Moody's and Standard and Poor's, respectively.

          TAX TREATMENT

          The Wisconsin Fund's regular monthly dividends will not be subject to Wisconsin personal income tax to the extent they are paid out of income earned on certain Wisconsin municipal obligations or on U.S. government securities. You will be subject to Wisconsin personal income tax, to the extent the Wisconsin Fund distributes any taxable income or realized capital gains, or if you sell or exchange Wisconsin Fund shares and realize capital gains on the transaction. A certain portion of such capital gains, however, will be exempt from Wisconsin personal income tax.

          The treatment of corporate shareholders of the Wisconsin Fund differs from that described above. Corporate shareholders should refer to the Statement of Additional Information for more detailed information and are urged to consult their tax adviser.

Appendix

NUVEEN MUTUAL FUNDS


Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by investment objectives.


GROWTH

Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME

European Value Fund
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

TAX-FREE INCOME

NATIONAL MUNICIPAL BOND FUNDS

Long-term
Insured Long-term
Intermediate-term
Limited-term

STATE MUNICIPAL BOND FUNDS

Arizona                       Louisiana                  North Carolina
California/1/                 Maryland                   Ohio
Colorado                      Massachusetts/1/           Pennsylvania
Connecticut                   Michigan                   Tennessee
Florida                       Missouri                   Virginia
Georgia                       New Jersey                 Wisconsin
Kansas                        New Mexico
Kentucky/2/                   New York/1/



Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the fund's latest semi-annual or annual fiscal year end. Call Nuveen at (800) 257-8787 to request a free copy of any of these materials or other fund information.


You may also obtain this and other fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (800) SEC-0330 for room hours and operation. You may also request fund information by writing to the SEC's Public Reference Section, Washington, D.C. 20549. The funds' Investment Company file number is 811-07751.


1. Long-term and insured long-term portfolios.
2. Long-term and limited-term portfolios.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com

                                                              SEPTEMBER 30, 1998

NUVEEN FLAGSHIP MULTISTATE TRUST IV

NUVEEN FLAGSHIP KANSAS MUNICIPAL BOND FUND

NUVEEN FLAGSHIP KENTUCKY MUNICIPAL BOND FUND

NUVEEN FLAGSHIP KENTUCKY LIMITED TERM MUNICIPAL BOND FUND

NUVEEN FLAGSHIP MICHIGAN MUNICIPAL BOND FUND

NUVEEN FLAGSHIP MISSOURI MUNICIPAL BOND FUND

NUVEEN FLAGSHIP OHIO MUNICIPAL BOND FUND

NUVEEN FLAGSHIP WISCONSIN MUNICIPAL BOND FUND

STATEMENT OF ADDITIONAL INFORMATION

  This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Prospectuses of the Nuveen Flagship Multistate Trust IV dated September 30, 1998. The Prospectuses may be obtained without charge from certain securities representatives, banks, and other financial institutions that have entered into sales agreements with John Nuveen & Co. Incorporated, or from the Funds, by mailing a written request to the Funds, c/o John Nuveen & Co. Incorporated, 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800) 257-8787.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Investment Portfolio............................... S-2
Management................................................................. S-13
Investment Adviser and Investment Management Agreement..................... S-24
Portfolio Transactions..................................................... S-25
Net Asset Value............................................................ S-26
Tax Matters................................................................ S-27
Performance Information.................................................... S-35
Additional Information on the Purchase and Redemption of Fund Shares....... S-43
Distribution and Service Plan.............................................. S-50
Independent Public Accountants and Custodian............................... S-52
Financial Statements....................................................... S-52
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Description of Hedging Techniques..............................  B-1

  The audited financial statements for each Fund's most recent fiscal year appear in the Funds' Annual Reports. The Annual Reports accompany this Statement of Additional Information.

INVESTMENT POLICIES AND INVESTMENT PORTFOLIO

INVESTMENT POLICIES

  The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus. Each of the Funds, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of that Fund:

    (1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

    (2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the United States Government, and to the investment of 25% of such Fund's assets. This limitation shall apply only to the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the Ohio Municipal Bond Fund.

    (3) Borrow money, except from banks for temporary or emergency purposes and not for investment purposes and then only in an amount not exceeding
  (a) 10% of the value of its total assets at the time of borrowing or (b) one-third of the value of the Fund's total assets including the amount borrowed, in order to meet redemption requests which might otherwise require the untimely disposition of securities. While any such borrowings exceed 5% of such Fund's total assets, no additional purchases of investment securities will be made by such Fund. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days. To do this, the Fund may have to sell a portion of its investments at a time when it may be disadvantageous to do so.

    (4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (2) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund's total assets.

    (5) Issue senior securities as defined in the Investment Company Act of 1940, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

    (6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

    (7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

    (8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

    (9) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations.

    (10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

    (11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

    (12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    (13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund's knowledge, those trustees of the Trust, or those officers and directors of Nuveen Advisory Corp. ("Nuveen Advisory"), who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

  In addition, each Fund, as a non-fundamental policy, may not invest more than 15% of its net assets in "illiquid" securities, including repurchase agreements maturing in more than seven days.

  For the purpose of applying the limitations set forth in paragraph (2) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

  Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. Where a security is insured by bond insurance, it shall not be considered a security issued or guaranteed by the insurer; instead the issuer of such security will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in securities insured by any single insurer.

  The foregoing restrictions and limitations, as well as a Fund's policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

  The foregoing fundamental investment policies, together with the investment objective of each Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  The Nuveen Flagship Multistate Trust IV (the "Trust") is an open-end management series investment company organized as a Massachusetts business trust on July 1, 1996. Each of the Funds is an open-end management investment company organized as a series of the Nuveen Flagship Multistate Trust IV. The Trust is an open-end management series company under SEC Rule 18f-2. Each Fund is a separate series issuing its own shares. The Trust currently has seven series: the Nuveen Flagship Kansas Municipal Bond Fund (formerly the Flagship Kansas Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Kentucky Municipal Bond Fund (formerly the Flagship Kentucky Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Kentucky Limited Term Municipal Bond Fund (formerly the Flagship Kentucky Limited Term Municipal Bond Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Michigan Municipal Bond Fund (formerly the Flagship Michigan Triple Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Missouri Municipal Bond Fund (formerly the Flagship Missouri Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); the Nuveen Flagship Ohio Municipal Bond Fund (formerly the Flagship Ohio Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust); and the Nuveen Flagship Wisconsin Municipal Bond Fund (formerly the Flagship Wisconsin Double Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust). Certain matters under the Investment Company Act of 1940 which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each Fund affected by such matter.

  The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all loss and expense of any shareholder personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself were unable to meet its obligations. The Trust believes the likelihood of these circumstances is remote.

PORTFOLIO SECURITIES

  As described in the Prospectus, each of the Funds invests substantially all of its assets (at least 80%) in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund's respective state, which generally will be Municipal Obligations issued within the Fund's respective state. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

  The investment assets of each Fund will consist of (1) Municipal Obligations which are rated at the time of purchase within the four highest grades (Baa or BBB or better) by Moody's Investors Service, Inc. ("Moody's"), by Standard and Poor's Corporation ("S&P") or by Fitch Investors Service, Inc. ("Fitch"), (2) unrated Municipal Obligations which, in the opinion of Nuveen Advisory, have credit characteristics equivalent to bonds rated within the four highest grades by Moody's, S&P or Fitch, and (3) temporary investments as described below, the income from which may be subject to state income tax or to both federal and state income taxes. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called "lease obligations") of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although nonappropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. A Fund will seek to minimize the special risks associated with such securities by only investing in those nonappropriation leases where Nuveen Advisory has determined that the issuer has a strong incentive to continue making appropriations and timely payment until the security's maturity. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

  Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

YEAR 2000 ISSUES

  The "Year 2000" problem refers to the fact that many computer programs use only the last two digits of a year, and do not recognize a year that begins with "20" instead of "19." If this problem is not corrected, computers could function improperly or not at all, which could affect the global economy. The SEC has urged securities issuers to disclose the steps they are taking to correct any Year 2000 problems.

  The Funds invest primarily in municipal securities. If municipal issuers do not correct any Year 2000 problems in a timely manner, they could experience problems in conducting their operations or in making payments on their securities, which could cause the value of these securities to decline. Municipal issuers could experience three types of Year 2000 problems. First, if an issuer's internal computer systems experience Year 2000 problems, this could disrupt an issuer's operations (such as its ability to collect local taxes or fees). Second, an issuer may rely on other parties for the payments that support its debt service, such as servicers that collect mortgage or student loan payments, and those third parties may have Year 2000 problems that interfere with their ability to forward payments to the issuer. Third, an issuer may have mechanical problems in sending payments to its securities holders.

  Nuveen Advisory is obtaining information about the Year 2000 readiness of the issuers of its portfolio securities as part of its ongoing surveillance of the creditworthiness of those issuers.

PORTFOLIO TRADING AND TURNOVER

  The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund's investments are known as "portfolio turnover." While it is impossible to predict future portfolio turnover rates, the annual portfolio turnover rate for each of the Funds is generally not expected to exceed 75%. However, each Fund reserves the right to make changes in its investments whenever it deems such action advisable and, therefore, a Fund's annual portfolio turnover rate may exceed 75% in particular years depending upon market conditions.

The portfolio turnover rates for the 1997 and 1998 fiscal years for the Funds were:

                                                                    FISCAL YEAR
                                                                    1997   1998
                                                                    -----  -----
      Nuveen Flagship Kansas Municipal Bond Fund...................   40%    13%
      Nuveen Flagship Kentucky Municipal Bond Fund.................   13%    12%
      Nuveen Flagship Kentucky Limited Term Municipal Bond Fund....   56%    36%
      Nuveen Flagship Michigan Municipal Bond Fund.................   34%    13%
      Nuveen Flagship Missouri Municipal Bond Fund.................   41%    19%
      Nuveen Flagship Ohio Municipal Bond Fund.....................   17%    15%
      Nuveen Flagship Wisconsin Municipal Bond Fund................   42%    10%

WHEN-ISSUED SECURITIES

  Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed delivery securities, such assets to be segregated by the Custodian specifically for the settlement of such commitments. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed delivery transactions in order to manage operations more effectively.

SPECIAL CONSIDERATIONS RELATING TO MUNICIPAL OBLIGATIONS OF DESIGNATED STATES

  As described in the Prospectus, except for investments in temporary investments, each of the Funds will invest substantially all of its assets (at least 80%) in municipal bonds that are exempt from federal and state tax in that state ("Municipal Obligations"), generally Municipal Obligations issued in its respective state. Each Fund is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Brief summaries of these factors are contained in the Prospectus. Set forth below is additional information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information below is intended only as a general summary, and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

FACTORS PERTAINING TO KANSAS

  Growth in the State's trade, services and manufacturing sectors has decreased the historical dominance of agriculture in the State economy. Economic performance has been improving due largely to gains in aircraft manufacturing and recovery in agriculture. Personal income grew at 5.4% in 1997 to $24,379, after posting a 5.7% gain in 1996. Per capita income stands at about 95% of the national median.

  The State's unemployment rate dropped to 3.5% in June 1998 from its peak of 5.5% in 1993.

  The Kansas State Treasury does not issue general obligation debt. The state instead relies on revenue and lease financing through the Department of Transportation (KDOT) and the Development Finance Authority (KDFA). KDFA is the conduit for most state debt and provides financing for various public purpose projects including prison construction, state offices, energy conservation and university facilities. The KDOT bonds are rated Aa2/AA+/AA from Moody's, Standard & Poor's, and Fitch, respectively. KDFA ratings vary according to the underlying purpose and when not insured are generally rated A or better by the major rating agencies.

FACTORS PERTAINING TO KENTUCKY

  Growth in Kentucky's economy surpassed national growth rates in many areas during the 1990's in part due to its lower cost of living and aggressive business recruitment. The Kentucky economy has continued to prosper under the same favorable circumstances that have propelled the national economy. The State's economic base is concentrated in manufacturing and service industries such as industrial machinery, electronics and apparel production and insurance and real estate. Kentucky's "Golden Triangle" bounded by Cincinnati, Lexington and Louisville has experienced the most intense economic growth. The strong growth in Kentucky's economy is expected to continue, although at a slightly more moderate rate.

  Kentucky's average unemployment rate in June 1998 was 4.4%, compared to the national average of 4.5% in June 1998 and the State's 5.5% average in June 1997. Per capita income in 1997 was $20,657, approximately 81% of the national average.

  In the past, the State has experienced difficulty balancing its budget, but recent economic growth and moderate debt levels improve the Commonwealth's financial outlook. General Fund revenues that exceeded projections and expenditures that remained within the budget enabled the State to maintain its Reserve Trust Fund balance of $200 million in fiscal 1997. Although Kentucky has not issued general obligation debt since 1965, the State actively issues appropriation-secured debt from several agencies, including the Kentucky Turnpike Authority, the Kentucky Infrastructure Authority, and the Kentucky Schools Facilities Construction Commission. Bonds secured by Commonwealth appropriations generally receive ratings of "A" or higher from the major rating services. All of Kentucky's general obligation debt matured in 1995. Like the State, Kentucky municipalities have not issued general obligation debt, relying instead on appropriation-secured bonds.

FACTORS PERTAINING TO MICHIGAN

  Michigan's economy has improved significantly since the 1980's. The State's unemployment rate was 3.6% in June 1998, compared to the national average of 4.5%. Michigan's per capita income has increased each year over the past decade, surpassing that of the nation's in 1994 after years of lagging the national average. 1997 per capita income was $25,560. Population has remained stable in the State, increasing by a negligible amount annually.

  The manufacturing industry and the presence of the "Big 3" automobile manufacturers are the primary influence in the economy. Despite recent strikes and lower automobile sales and profits, the positive economic impact of the manufacturing industry has contributed to the tax base and job growth.

  Education in Michigan is a top priority. One of the state's most significant achievements was the enactment of Proposal A in 1994. To promote equality among school districts of varying wealth levels, funding for Michigan school districts shifted from local property taxes to state sales taxes. According to the fiscal year 1999 budget, no district will enjoy per pupil spending below $5,170, compared to an average spending of $5,090 per pupil prior to reform.

  Michigan's economic and financial improvements are reflected in the state's rating of Aa1/AA+/AA+ by Moody's, Standard & Poor's and Fitch, respectively. All three rating agencies upgraded the State's credit rating in 1998.

FACTORS PERTAINING TO MISSOURI

  Missouri maintains a diversified economy, mirroring that of the nation. Although recent industry growth has shifted to services and tourism, defense and manufacturing are important elements of the state economy. McDonnell Douglas Corporation, one of the largest private employers in the state, employs approximately 25,000 people, with Chrysler and Ford each employing approximately 10,000 people.

  Population in Missouri has increased approximately 5.6% from 1990. The State's unemployment rate has steadily declined since the high of 6.7% in 1991 and was 4.2% in June 1998, compared to the national average of 4.5%. Per capita income increased 4.4% during 1997 to $24,001, which is about 94% of the national average.

  Missouri retains substantial governmental balances through strategic budget management. The State's unreserved fund balance in 1997 was $1.2 billion, or 12.4% of General Fund revenues. Missouri's overall creditworthiness is reflected in its long-standing Aaa/AAA/AAA rating by Moody's, S&P, and Fitch, respectively.

FACTORS PERTAINING TO OHIO

  The Ohio economy has historically relied on durable goods manufacturing, but recent growth has brought healthy diversification. Employment growth in recent years has been concentrated among non-manufacturing industries, with manufacturing employment tapering off since its 1969 peak. Still manufacturing remains an important component of the State's economy, providing approximately 21% of total employment in Ohio compared with 15% of national employment. General economic activity in Ohio tends to be more cyclical than in non-industrialized states, but during the current national expansion it has had positive implications in Ohio.

  From 1990 to 1998, the State's unemployment rate ranked at or below the national average. Ohio's unemployment rate registered 4.5% in June 1998, comparable to the national average of 4.5% in June 1998 and slightly higher than the State's 4.4% rate in June 1997. Per capita income in 1997 was $24,661, approximately 96% of the national average.

  The State cannot by law operate with a deficit and has well-established procedures to ensure that appropriations and expenditures are matched by revenues from the General Revenue Fund. Recently, as a result of the State's strong economic performance and its financial management practices, the State has been able to accumulate sizable financial reserves that should help it address potential cyclical fluctuations. The State is currently working on revamping its school funding formula, which was deemed unconstitutional in March 1997 by the Ohio Supreme Court. Changes to the formula will likely require the State to increase its aid to local public schools, which could affect the State's financial position. Moody's gives Ohio general obligation bonds an Aa1 rating, while Standard & Poor's and Fitch each rate the State AA+.

FACTORS PERTAINING TO WISCONSIN

  Wisconsin's economy is diverse and strong with non-agricultural employment evenly spread between the manufacturing, service and trade sectors. The State continues its efforts to attract new businesses with grants and loans for major development projects, labor training and technology development. Manufacturing remains a dominant sector at 24% and is currently a source of strength.

  The State's unemployment rate was 3.0% in June 1998. Per capita income was $24,475 in 1997, which is about 96% of the national average.

  The State's general obligations receive Aa2/AA ratings from Moody's and Standard and Poors, respectively.

HEDGING AND OTHER DEFENSIVE ACTIONS

  Each Fund may periodically engage in hedging transactions. Hedging is a term used for various methods of seeking to preserve portfolio capital value of offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge the portfolio against fluctuations in market value due to interest rate fluctuations by investment in financial futures and index futures as well as related put and call options on such instruments. Both parties entering into an index or financial futures contract are required to post an initial deposit of 1% to 5% of the total contract price. Typically, option holders enter into offsetting closing transactions to enable settlement in cash rather than take delivery of the position in the future of the underlying security. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

  These transactions present certain risks. In particular, the imperfect correlation between price movements in the futures contract and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in such series, portfolio. In addition, futures and options markets may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable distributions to shareholders.

  No Fund will make any investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits would exceed 5% of such series' net assets. Each series will invest in these instruments only in markets believed by the investment adviser to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

  Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to temporarily invest up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities, including up to 5% in adequately collateralized repurchase agreements relating thereto. Interest on each instrument is taxable for Federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

TEMPORARY INVESTMENTS

  The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable "temporary investments." Temporary investments will not exceed 20% of a Fund's assets except when made for defensive purposes. The Funds will invest only in taxable temporary investments that are either U.S. Government securities or are rated within the highest grade by Moody's, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody's, S&P, and Fitch.

  The Funds may invest in the following federally tax-exempt temporary investments:

    Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

    Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

    Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

    Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

    Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

  Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

  While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and the Funds may invest in such other types of notes to the extent permitted under their investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

  The Funds may also invest in the following taxable temporary investments:

    U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

    --Treasury bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

    --Treasury notes are longer-term interest bearing obligations with original maturities of one to seven years.

    --Treasury bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

  U.S. Government Agencies Securities--Certain federal agencies have been established as instrumentalities of the United States Government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies' right to borrow from the Treasury. There can be no assurance that the United States Government itself will pay interest and principal on securities as to which it is not legally so obligated.

  Certificates of Deposit (CDs)--A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

  Commercial Paper--Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

  Other Corporate Obligations--The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

  Repurchase Agreements--A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. Government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund's holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Advisory present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Advisory will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Advisory will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Funds under the Investment Management Agreement, is the responsibility of its Board of Trustees. The Trust currently has eight trustees, two of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and six of whom are "disinterested persons." The names and business addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                     POSITIONS
                                    AND OFFICES              PRINCIPAL OCCUPATIONS
NAME AND ADDRESS               AGE  WITH TRUST              DURING PAST FIVE YEARS
----------------               ---  -----------             ----------------------
Timothy R. Schwertfeger*       49  Chairman and  Chairman since July 1, 1996 of The John
 333 West Wacker Drive              Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                                Incorporated, Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.; prior
                                                  thereto Executive Vice President and
                                                  Director of The John Nuveen Company, John
                                                  Nuveen & Co. Incorporated, Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.; Chairman and Director (since January
                                                  1997) of Nuveen Asset Management, Inc.;
                                                  Director (since 1996) of Institutional
                                                  Capital Corporation.
Anthony T. Dean*               53  President and President since July 1, 1996 of The John
 333 West Wacker Drive              Trustee       Nuveen Company, John Nuveen & Co.
 Chicago, IL 60606                                Incorporated, Nuveen Advisory Corp. and
                                                  Nuveen Institutional Advisory Corp.; prior
                                                  thereto, Executive Vice President and
                                                  Director of The John Nuveen Company, John
                                                  Nuveen & Co. Incorporated, Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.; President and Director (since January
                                                  1997) of Nuveen Asset Management, Inc.;
                                                  Chairman and Director (since 1997) of
                                                  Rittenhouse Financial Services, Inc.
Robert P. Bremner              58  Trustee       Private Investor and Management Consultant.
 3725 Huntington Street, N.W.
 Washington, D.C. 20015
Lawrence H. Brown              64  Trustee       Retired (August 1989) as Senior Vice
 201 Michigan Avenue                              President of The Northern Trust Company.
 Highwood, IL 60040
Anne E. Impellizzeri           65  Trustee       Executive Director of Manitoga (Center for
 5 Peter Cooper Rd.                               Russel Wright's Design with Nature);
 New York, NY 10010                               formerly President and Chief Executive
                                                  Officer of Blanton-Peale Institute.

                           POSITIONS
                          AND OFFICES                  PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE      WITH TRUST                 DURING PAST FIVE YEARS
----------------  ---     -----------                 ----------------------
Peter R.          65  Trustee              Adjunct Professor of Business and Economics,
 Sawers                                     University of Dubuque, Iowa; Adjunct
 22 The                                     Professor, Lake Forest Graduate School of
 Landmark                                   Management, Lake Forest, Illinois; Chartered
 Northfield,                                Financial Analyst; Certified Management
 IL 60093                                   Consultant.
William J.        54  Trustee              Senior Partner, Miller-Valentine Partners,
 Schneider                                  Vice President, Miller-Valentine Group.
 4000
 Miller-
 Valentine
 Ct.
 P.O. Box
 744
 Dayton, OH
 45401
Judith M.         50  Trustee              Executive Director, Gaylord and Dorothy
 Stockdale                                  Donnelley Foundation (since 1994); prior
 35 East                                    thereto, Executive Director, Great Lakes
 Wacker Dr.                                 Protection Fund (from 1990 to 1994).
 Suite 2600
 Chicago,
 IL 60601
Alan G.           37  Vice President and   Vice President and General Counsel (since
 Berkshire             Assistant Secretary  September 1997) and Secretary (since May
 333 West                                   1998) of The John Nuveen Company, John
 Wacker                                     Nuveen & Co. Incorporated, Nuveen Advisory
 Drive                                      Corp. and Nuveen Institutional Advisory
 Chicago,                                   Corp., prior thereto, Partner in the law
 IL 60606                                   firm of Kirkland & Ellis.
Michael S.        41  Vice President       Vice President of Nuveen Advisory Corp.
 Davern                                     (since January 1997); prior thereto, Vice
 333 W.                                     President and Portfolio Manager of Flagship
 Wacker                                     Financial.
 Drive
 Chicago,
 IL 60606
Lorna C.          53  Vice President       Vice President of John Nuveen & Co.
 Ferguson                                   Incorporated; Vice President (since January
 333 West                                   1998); of Nuveen Advisory Corp. and Nuveen
 Wacker                                     Institutional Advisory Corp.
 Drive
 Chicago,
 IL 60606
William M.        34  Vice President       Vice President of Nuveen Advisory Corp.
 Fitzgerald                                 (since December 1995); Assistant Vice
 333 West                                   President of Nuveen Advisory Corp. (from
 Wacker                                     September 1992 to December 1995), prior
 Drive                                      thereto, Assistant Portfolio Manager of
 Chicago,                                   Nuveen Advisory Corp.
 IL 60606
Stephen D.        44  Vice President and   Vice President of John Nuveen & Co.
 Foy                   Controller           Incorporated.
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
J. Thomas         43  Vice President       Vice President of Nuveen Advisory Corp.
 Futrell
 333 West
 Wacker
 Drive
 Chicago,
 IL 60606
Richard A.        35  Vice President       Vice President of Nuveen Advisory Corp.
 Huber                                      (since January 1997); prior thereto Vice
 333 West                                   President and Portfolio Manager of Flagship
 Wacker                                     Financial.
 Drive
 Chicago,
 IL 60606

                        POSITIONS
                       AND OFFICES               PRINCIPAL OCCUPATIONS
NAME AND ADDRESS  AGE   WITH TRUST              DURING PAST FIVE YEARS
----------------  ---  -----------              ----------------------
Steven J.         41  Vice President Vice President of Nuveen Advisory Corp.
 Krupa
 333 West
 Wacker Drive
 Chicago, IL
 60606
Larry W.          47  Vice President Vice President, Assistant Secretary and
 Martin                               Assistant General Counsel of John Nuveen &
 333 West                             Co. Incorporated; Vice President and
 Wacker Drive                         Assistant Secretary of Nuveen Advisory
 Chicago, IL                          Corp.; Vice President and Assistant
 60606                                Secretary of Nuveen Institutional Advisory
                                      Corp.; Assistant Secretary of The John
                                      Nuveen Company.
Edward F.         33  Vice President Vice President (since September 1996),
 Neild, IV                            previously Assistant Vice President (since
 333 West                             December 1993) of Nuveen Advisory Corp.,
 Wacker Drive                         portfolio manager prior thereto; Vice
 Chicago, IL                          President (since September 1996), previously
 60606                                Assistant Vice President (since May 1995) of
                                      Nuveen Institutional Advisory Corp.,
                                      portfolio manager prior thereto.
Stephen S.        40  Vice President Vice President (since September 1997),
 Peterson                             previously Assistant Vice President (since
 333 West                             September 1996) of Nuveen Advisory Corp.,
 Wacker Drive                         Portfolio Manager prior thereto.
 Chicago, IL
 60606
Stuart W.         42  Vice President Vice President of John Nuveen & Co.
 Rogers                               Incorporated
 333 West
 Wacker Drive
 Chicago, IL
 60606
Thomas C.         47  Vice President Vice President of Nuveen Advisory Corp. and
 Spalding, Jr.                        Nuveen Institutional Advisory Corp.;
 333 West                             Chartered Financial Analyst.
 Wacker Drive
 Chicago, IL
 60606
H. William        64  Vice President Vice President and Treasurer of The John
 Stabenow                             Nuveen Company, John Nuveen & Co.
 333 West                             Incorporated, Nuveen Advisory Corp. and
 Wacker Drive                         Nuveen Institutional Advisory Corp.
 Chicago, IL
 60606
William S.        33  Vice President Vice President of John Nuveen & Co.
 Swanson                              Incorporated (since October 1997), prior
 333 West                             thereto, Assistant Vice President (since
 Wacker Drive                         September 1996); formerly, Associate of John
 Chicago, IL                          Nuveen & Co. Incorporated.
 60606
Gifford R.        42  Vice President Vice President, Secretary and Associate
 Zimmerman             and Secretary  General Counsel of John Nuveen & Co.
 333 West                             Incorporated; Vice President and Assistant
 Wacker Drive                         Secretary of Nuveen Advisory Corp.; Vice
 Chicago, IL                          President and Assistant Secretary of Nuveen
 60606                                Institutional Advisory Corp; Assistant
                                      Secretary of The John Nuveen Company (since
                                      May 1994).

  Anthony Dean, Peter Sawers and Timothy Schwertfeger serve as members of the Executive Committee of the Board of Trustees. The Executive Committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.

  The trustees of the Trust are directors or trustees, as the case may be, of 37 Nuveen open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory Corp.

  The following table sets forth compensation paid by the Trust to each of the trustees of the Trust and the total compensation paid to each trustee during the fiscal year ended May 31, 1998. The Trust has no retirement or pension plans. The officers and trustees affiliated with Nuveen serve without any compensation from the Trust. Trustees Brown, Impellizzeri, Rosenheim and Sawers became trustees of this Trust on February 1, 1997.

                                                                     TOTAL
                                                   AGGREGATE      COMPENSATION
                                                 COMPENSATION    FROM TRUST AND
                                                FROM THE SERIES   FUND COMPLEX
      NAME OF TRUSTEE                            OF THIS TRUST  PAID TO TRUSTEES
      ---------------                           --------------- ----------------
      Robert P. Bremner........................     $6,010          $66,446
      Lawrence H. Brown........................     $6,484          $79,000
      Anne E. Impellizzeri.....................     $6,010          $73,000
      Margaret K. Rosenheim*...................     $2,277(1)       $29,506(2)
      Peter R. Sawers..........................     $6,010          $73,000
      William J. Schneider.....................     $6,010          $66,446
      Judith M. Stockdale**....................     $4,223          $49,000

--------
*Former trustee; retired July 1997.
**Elected to the Board in July 1997.
(1) Includes $52 in interest accrued on deferred compensation from prior years.
(2) Includes $1,256 in interest accrued on deferred compensation from prior years.

  Each trustee who is not affiliated with Nuveen or Nuveen Advisory receives a fee. The Trust requires no employees other than its officers, all of whom are compensated by Nuveen.

  The officers and directors of each Fund, in the aggregate, own less than 1% of the shares of the Fund.

  The following table sets forth the percentage ownership of each person, who, as of September 1, 1998, owns of record, or is known by Registrant to own of record or beneficially 5% or more of any class of a Fund's shares.

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    14.68%
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber for the benefit of            6.46
                            Sonya Ropfogel and Leonard
                            Ropfogel Ttees Leonard
                            Dated 8/20/81
                            155 N. Market, Suite 1000
                            Wichita KS 67202-1824

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    24.69%
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Prudential Securities Inc. FBO            7.02
                            Frank F. Castellano
                            Patricia J. Castellano JT TEN
                            14032 Hayes St.
                            Overland Park KS 66221-2013
                            Prudential Securities Inc. FBO            5.15
                            Anna Smisor Smith TTEE Anna Smisor
                            Smith Living Trust UA DTD 05-18-87
                            PO Box 125
                            Sterling KS 67579-0125
Nuveen Flagship Kansas
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    35.33
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber for the Benefit of           11.95
                            William C. Loewen
                            Joyce A. Loewen JT WROS
                            312 Wind Rows Lake Dr
                            Goddard KS 67052-9410
                            Mike Carter                               6.60
                            Jennifer Carter JT TEN
                            Special Funds Account
                            11300 Valley HI
                            Wichita KS 67209-1041
Nuveen Flagship Kansas
 Municipal Bond Fund        Donaldson Lufkin & Jenrette              75.11
 Class R Shares............ Secs Corp
                            PO Box 2052
                            Jersey City NJ 07303-2052
                            Alan K. Saunders                         22.97
                            6616 W. 132nd St.
                            Overland Park KS 66209-3929

                                                                    PERCENTAGE
NAME OF FUND AND CLASS    NAME AND ADDRESS OF OWNER                OF OWNERSHIP
----------------------    -------------------------                ------------
Nuveen Flagship Kentucky
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith       10.31%
 Class A Shares.........  for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville FL 32246-6484
Nuveen Flagship Kentucky
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith       16.16
 Class B Shares.........  for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville FL 32246-6484
                          Prudential Securities Inc. FBO               8.85
                          Mayne Bush Jett
                          13 Deepwood Dr.
                          Lexington KY 40505-2105
                          NFSC FEBO A74-023639                         5.64
                          Elizabeth S. Cuckler, Richard T. Cuckler
                          2813 Deerfield Dr.
                          Covington KY 41017-4471
Nuveen Flagship Kentucky
 Municipal Bond Fund      Merrill Lynch, Pierce, Fenner & Smith       33.77
 Class C Shares.........  for the sole benefit of its customers
                          Attn Fund Administration
                          4800 Deer Lake Dr E FL 3
                          Jacksonville FL 32246-6484
Nuveen Flagship Kentucky
 Municipal Bond Fund      Ronald G. Barlow                            69.86
 Class R Shares.........  Nancy Barlow JT TEN
                          10136 Scale Rd.
                          Bentok KY 42025-6748
                          Edward D. Jones & Co. FAO                    7.80
                          Joseph E. Knight
                          EDJ 421-04756-1-4
                          PO Box 2500
                          Maryland Heights MO 63043-8500
                          Hugh M. Cohen                                7.71
                          3005 Aubert Ave.
                          Louisville KY 40206-2601
                          Shelley Cohen                                7.71
                          3005 Aubert Ave.
                          Louisville KY 40206-2601

                                                                     PERCENTAGE
NAME OF FUND AND CLASS        NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------        -------------------------             ------------
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith     36.47%
 Class A Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              PaineWebber                                6.08
                              for the benefit of
                              Ted M. Fiorita
                              6410 St. Andrews Drive
                              Paducah KY 42001-8751
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         Merrill Lynch, Pierce, Fenner & Smith     40.67
 Class C Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              Niti Vermani                               6.54
                              236 Bellefonte Cir.
                              Ashland KY 41101-2176
Nuveen Flagship Kentucky
 Limited Term Municipal Bond
 Fund                         James O. Carroll                         100.00
 Class R Shares.............  Lucille Carroll JTWROS
                              6621 Astral Dr.
                              Louisville, KY 40258-3315
Nuveen Flagship Michigan
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     55.44
 Class A Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
Nuveen Flagship Michigan
 Municipal Bond Fund          Merrill Lynch, Pierce, Fenner & Smith     48.30
 Class B Shares.............  for the sole benefit of its customers
                              Attn Fund Administration
                              4800 Deer Lake Dr E FL 3
                              Jacksonville FL 32246-6484
                              Smith Barney Inc                           5.91
                              00159755510
                              388 Greenwich Street
                              New York NY 10013-2339

                                                                           PERCENTAGE
NAME OF FUND AND CLASS              NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------              -------------------------             ------------
Nuveen Flagship Michigan Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith    64.44%
 Class C Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith    25.67
 Class A Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
Nuveen Flagship Missouri Municipal
 Bond Fund                          Merrill Lynch, Pierce, Fenner & Smith    25.02
 Class B Shares...................  for the sole benefit of its customers
                                    Attn Fund Administration
                                    4800 Deer Lake Dr E FL 3
                                    Jacksonville FL 32246-6484
                                    Smith Barney Inc                         12.85
                                    00159609738
                                    388 Greenwich Street
                                    New York, NY 10013-2339
                                    Smith Barney Inc                         11.04
                                    00159614216
                                    388 Greenwich Street
                                    New York, NY 10013-2339
                                    Marvin Labarge                            6.91
                                    and Rita Labarge
                                    JT WROS
                                    3939 Towers Rd
                                    Saint Charles, MO 63304-7457
                                    Carmella A Leonard                        5.71
                                    Carmella A Leonard Trust
                                    U/A 12/28/94
                                    P.O. Box 286
                                    Saint Albans, MO 63073-0286
                                    Prudential Securities Inc. FBO            5.47
                                    Mr. Keith McClanahan TTEE UW RELLA
                                    Maxine McClanahan FBO RELLA MAXINE
                                    401 SE Oldham Pkwy
                                    Lees Summit, MO 64081-2930

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Missouri
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    52.81%
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6848
Nuveen Flagship Missouri
 Municipal Bond Fund        Raymond R Powell                         65.48
 Class R Shares............ Rosa May Powell TRS
                            Raymond R Powell Trust
                            UA DTD 12/15/93
                            2500 Bluff Blvd.
                            Columbia MO 65201-6108
                            Mary Jo Mustello                         25.40
                            8320 NW Forest Dr
                            Weatherby Lake MO 64152-1655
                            Pearl R Pavlo                             9.08
                            Pearl Rose Pavlo Rev Liv Trust
                            U/A 03/30/95
                            13915 NW 74th St.
                            Parkville MO 64152-5111
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    37.29
 Class A Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    32.60
 Class B Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484
                            Dean Witter FBO                           7.89
                            Raymond H Penick
                            1504 Blue Jay Rd.
                            Church St. Station PO Box 250
                            New York NY 10013-0250
Nuveen Flagship Ohio
 Municipal Bond Fund        Merrill Lynch, Pierce, Fenner & Smith    56.27
 Class C Shares............ for the sole benefit of its customers
                            Attn Fund Administration
                            4800 Deer Lake Dr E FL 3
                            Jacksonville FL 32246-6484

                                                                   PERCENTAGE
NAME OF FUND AND CLASS      NAME AND ADDRESS OF OWNER             OF OWNERSHIP
----------------------      -------------------------             ------------
Nuveen Flagship Wisconsin
 Municipal Bond Fund        Smith Barney Inc.                        12.98%
 Class A Shares............ 00127113901
                            388 Greenwich Street
                            NY NY 10013
                            PaineWebber                               6.68
                            for the benefit of
                            Richard A Uihlein
                            PO Box 23434
                            Milwaukee WI 53223-0434
Nuveen Flagship Wisconsin
 Municipal Bond Fund        MLPF&S                                    8.16
 Class B Shares............ for the Sole Benefit of its Customers
                            Attn Fund Admin Sec 97ND1
                            4800 Deer Lake Dr. E FL 3
                            Jacksonville FL 32246-6484
                            PaineWebber                               8.10
                            for the Benefit of
                            Mr. William J Hurkman and
                            Mrs. Marian T Hurkman JT TEN
                            2304 South Arch Street
                            Janesville WI 53546-6126
                            PaineWebber                               7.73
                            for the Benefit of
                            Karl G Gierhahn
                            3279 S Illinois Avenue
                            Milwaukee WI 53207-3032
                            Jeffrey Blakemore                         7.39
                            7000 W Good Hope Rd
                            Milwaukee WI 53223-4609
                            Donaldson Lufkin Jenrette                 5.69
                            Securities Corporation Inc
                            PO Box 2052
                            Jersey City NJ 07303-2052
                            Dean Witter FBO                           5.63
                            Lorraine Suminski
                            1121 North Waverly Pl
                            Church St Station PO Box 250
                            New York NY 10013-0250

                                                                     PERCENTAGE
NAME OF FUND AND CLASS               NAME AND ADDRESS OF OWNER      OF OWNERSHIP
----------------------               -------------------------      ------------
Nuveen Flagship Wisconsin Municipal
 Bond Fund                           Everen Clearing Corp              13.03%
 Class C Shares....................  Acct 3973-8110
                                     Alan R Hyman & Harriet S Hyman
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
                                     Gordon M Derzon                    7.61
                                     3440 Topping
                                     Madison WI 53705-1439
                                     Affiliated Leasing Inc             7.04
                                     PO Box 44509
                                     Madison WI 53744-4509
                                     Everen Clearing Corp               6.95
                                     Acct 1810-7992
                                     R Creighton Buck Family Trust
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
                                     Everen Clearing Corp               5.22
                                     Acct 6044-1401
                                     Lyle Pagel TR
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
                                     Everen Clearing Corp               5.04
                                     Acct 7804-2234
                                     Norris L. Tibbets
                                     111 East Kilbourn Avenue
                                     Milwaukee WI 53202-6611
Nuveen Flagship Wisconsin Municipal
 Bond Fund                           Elizabeth H Sohn TR               99.47
 Class R Shares....................  Elizabeth H Sohn Trust
                                     U/A Dtd 3/7/96
                                     N14651 Wintergreen Lake Rd
                                     Park Falls WI 54552-7069

INVESTMENT ADVISER AND INVESTMENT MANAGEMENT AGREEMENT

  Nuveen Advisory Corp. acts as investment adviser for and manages the investment and reinvestment of the assets of each of the Funds. Nuveen Advisory also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Trust if elected to such positions. See "Fund Service Providers" in the Prospectus.

  Pursuant to an investment management agreement between Nuveen Advisory and the Trust, each of the Funds except the Kentucky Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE FEE                                 MANAGEMENT FEE
---------------------------------                                 --------------
For the first $125 million.......................................  .5500 of 1%
For the next $125 million........................................  .5375 of 1%
For the next $250 million........................................  .5250 of 1%
For the next $500 million........................................  .5125 of 1%
For the next $1 billion..........................................  .5000 of 1%
For assets over $2 billion.......................................  .4750 of 1%

  The Kentucky Limited Term Fund has agreed to pay an annual management fee at the rates set forth below:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
-----------------------------                                     --------------
For the first $125 million.......................................  .4500 of 1%
For the next $125 million........................................  .4375 of 1%
For the next $250 million........................................  .4250 of 1%
For the next $500 million........................................  .4125 of 1%
For the next $1 billion..........................................  .4000 of 1%
For assets over $2 billion.......................................  .3750 of 1%

  Nuveen Advisory has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Ohio Fund in order to prevent total operating expenses (including Nuveen Advisory's fee, but excluding interest, taxes, fees incurred in acquiring and disposing of portfolio securities, any asset-based distribution or service fees and, to the extent permitted, extraordinary expenses) in any fiscal year from exceeding .75 of 1% of average daily net asset value of any class of shares of the Fund.

  For all of the Funds, Nuveen Advisory has committed through at least 1998 to continue Flagship's general dividend-setting practices.

  For the last three fiscal years, the Funds paid net management fees to Flagship Financial, predecessor to Nuveen Advisory, and beginning on February 1, 1997, to Nuveen Advisory, as follows:

                             MANAGEMENT FEES NET OF      FEE WAIVERS AND EXPENSE
                           EXPENSE REIMBURSEMENT PAID        REIMBURSEMENTS
                               FOR THE YEAR ENDED          FOR THE YEAR ENDED
                          ----------------------------- -------------------------
                           5/31/96   5/31/97   5/31/98   5/31/96  5/31/97 5/31/98
                          --------- --------- --------- --------- ------- -------
Kansas Municipal Bond
 Fund...................     38,552   159,550   360,823   496,188 339,334 191,060
Kentucky Municipal Bond
 Fund...................    799,646 1,300,570 2,227,288 1,328,971 989,872 310,289
Kentucky Limited Term
 Municipal Bond Fund....      2,496       --        --     50,402 108,413  79,972
Michigan Municipal Bond
 Fund...................    873,242 1,194,710 1,804,027   586,307 378,083     --
Missouri Municipal Bond
 Fund...................    494,006   823,757 1,308,176   598,909 326,922     --
Ohio Municipal Bond
 Fund...................  1,899,111 2,430,648 3,609,901   522,006 355,267     --
Wisconsin Municipal Bond
 Fund...................        --        --        --    102,593 146,340 156,639

  In addition to the management fee of Nuveen Advisory, each Fund pays all other costs and expenses of its operations and a portion of the Trust's general administrative expenses allocated in proportion to the net assets of each Fund.

  Nuveen Advisory is a wholly owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), the Funds' principal underwriter. Nuveen is the sponsor of the Nuveen Defined Portfolios, and is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Exchange-Traded Funds. Over 1,300,000 individuals have invested to date in Nuveen's funds and Defined Portfolios. Founded in 1898, Nuveen is a subsidiary of The John Nuveen Company which, in turn, is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located in St. Paul, Minnesota and is principally engaged in providing property-liability insurance through subsidiaries. Effective January 1, 1997, The John Nuveen Company acquired Flagship Resources Inc., and as part of that acquisition, Flagship Financial, the adviser to the Flagship Funds, was merged with Nuveen Advisory.

  The Funds, the other Nuveen funds, Nuveen Advisory, and other related entities have adopted a code of ethics which essentially prohibits all Nuveen fund management personnel, including Nuveen fund portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund's anticipated or actual portfolio transactions, and is designed to assure that the interests of Fund shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

PORTFOLIO TRANSACTIONS

  Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of each Fund, will place orders in such manner as, in the opinion of management, will offer the best price and market for the execution of each transaction. Portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the Investment Company Act of 1940.

  The Funds expect that all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay any brokerage commissions. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. Given the best price and execution obtainable, it will be the practice of the Funds to select dealers which, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Advisory's expenses. While Nuveen Advisory will be primarily responsible for the placement of the business of the Funds, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

  Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients, which may have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Funds and the portfolios of its other clients purchasing or selling securities whenever decisions are made to purchase or sell securities by a Fund and one or more of such other clients simultaneously. In making such allocations the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments generally held by the Fund and such other clients and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to a Fund from time to time, it is the opinion of the Board of Trustees that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

  Under the Investment Company Act of 1940, the Funds may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations purchased by a Fund, the amount of Municipal Obligations which may be purchased in any one issue and the assets of a Fund which may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

NET ASSET VALUE

  As stated in the Prospectus, the net asset value of the shares of the Funds will be determined separately for each class of the Funds' shares by The Chase Manhattan Bank, the Funds' custodian, as of the close of trading (normally 4:00 p.m. Eastern Time) on each day on which the Exchange is normally open for trading. The Exchange is not open for trading on New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of a class of shares of a Fund will be computed by dividing the value of the Fund's assets attributable to the class, less the liabilities attributable to the class, by the number of shares of the class outstanding.

  In determining net asset value for the Funds, the Funds' custodian utilizes the valuations of portfolio securities furnished by a pricing service approved by the trustees. Securities for which quotations are not readily available (which constitute a majority of the securities held by the Funds) are valued at fair value as determined by the pricing service using methods which include consideration of the following: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Board of Trustees.

TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Trust.

  Each Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, a Fund must derive at least 90% of its annual gross income (including tax-exempt interest) from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options and futures) derived with respect to its business of investing in such stock or securities (the "90% gross income test"). Second, for taxable years beginning on or before August 5, 1997, a Fund must derive less than 30% of its annual gross income from the sale or other disposition of any of the following which was held for less than three months: (i) stock or securities and (ii) certain options, futures, or forward contracts (the "short-short test"). The short-short test will not be a requirement for qualification as a regulated investment company for taxable years beginning after August 5, 1997. Third, a Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by a Fund and engaged in the same, similar or related trades or businesses.

  As a regulated investment company, a Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (which includes dividends, taxable interest, taxable original issue discount and market discount income, income from securities lending, net short-term capital gain in excess of long-term capital loss, and any other taxable income other than "net capital gain" (as defined below) and is reduced by deductible expenses) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). A Fund may retain for investment its net capital gain (which consists of the excess of its net long-term capital gain over its short-term capital loss). However, if a Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If a Fund retains any capital gain, such Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by such Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed capital gains included in the shareholder's gross income. Each Fund intends to distribute at least annually to its shareholders all or substantially all of its net tax-exempt interest and any investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, i.e., the excess of net long-term capital gain over net short-term capital loss for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  Each Fund also intends to satisfy conditions (including requirements as to the proportion of its assets invested in Municipal Obligations) that will enable it to designate distributions from the interest income generated by investments in Municipal Obligations, which is exempt from regular federal income tax when received by such Fund, as exempt-interest dividends. Shareholders receiving exempt-interest dividends will not be subject to regular federal income tax on the amount of such dividends. Insurance proceeds received by a Fund under any insurance policies in respect of scheduled interest payments on defaulted Municipal Obligations will be excludable from federal gross income under Section 103(a) of the Code. In the case of non-appropriation by a political subdivision, however, there can be no assurance that payments made by the insurer representing interest on "non-appropriation" lease obligations will be excludable from gross income for federal income tax purposes. See "Investment Policies and Investment Portfolio; Portfolio Securities."

  Distributions by a Fund of net interest received from certain taxable temporary investments (such as certificates of deposit, commercial paper and obligations of the U.S. Government, its agencies and instrumentalities) and net short-term capital gains realized by a Fund, if any, will be taxable to shareholders as ordinary income whether received in cash or additional shares. If a Fund purchases a Municipal Obligation at a market discount, any gain realized by the Fund upon sale or redemption of the Municipal Obligation will be treated as taxable interest income to the extent such gain does not exceed the market discount, and any gain realized in excess of the market discount will be treated as capital gains. Any net long-term capital gains realized by a Fund and distributed to shareholders in cash or additional shares, will be taxable to shareholders as long-term capital gains regardless of the length of time investors have owned shares of a Fund. Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, as discussed below.

  If a Fund has both tax-exempt and taxable income, it will use the "average annual" method for determining the designated percentage that is taxable income and designate the use of such method within 60 days after the end of the Fund's taxable year. Under this method, one designated percentage is applied uniformly to all distributions made during the Fund's taxable year. The percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution.

  If a Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to a Fund, defer a Fund's losses, cause adjustments in the holding periods of a Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Because the taxable portion of a Fund's investment income consists primarily of interest, none of its dividends, whether or not treated as exempt-interest dividends, is expected to qualify under the Internal Revenue Code for the dividends received deductions for corporations.

  Prior to purchasing shares in a Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by a Fund (and received by the shareholders) on December 31.

  The redemption or exchange of the shares of a Fund normally will result in capital gain or loss to the shareholders. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, (i) gain on the sale of shares held for more than 18 months will generally be taxed at a maximum marginal rate of 20%, (ii) gain on the sale of shares held for more than one year but not more than 18 months will generally be taxed at a maximum marginal rate of 28%, and (iii) gain on the sale of shares held for not more than one year and other ordinary income will generally be taxed at a maximum marginal rate of 39.6%. Because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective tax rate on net income may be higher in certain circumstances.

  All or a portion of a sales charge paid in purchasing shares of a Fund cannot be taken into account for purposes of determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent shares of a Fund or another fund are subsequently acquired without payment of a sales charge pursuant to the reinvestment or exchange privilege. Any disregarded portion of such charge will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption or exchange of shares of a Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption or exchange of shares of a Fund if the shareholder purchases other shares of such Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of a Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  It may not be advantageous from a tax perspective for shareholders to redeem or exchange shares after tax-exempt income has accrued but before the record date for the exempt-interest dividend representing the distribution of such income. Because such accrued tax-exempt income is included in the net asset value per share (which equals the redemption or exchange value), such a redemption could result in treatment of the portion of the sales or redemption proceeds equal to the accrued tax-exempt interest as taxable gain (to the extent the redemption or exchange price exceeds the shareholder's tax basis in the shares disposed of) rather than tax-exempt interest.

  In order to avoid a 4% federal excise tax, a Fund must distribute or be deemed to have distributed by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses (generally computed on the basis of the one-year period ending on October 31 of such year) and 100% of any taxable ordinary income and the excess of realized capital gains over realized capital losses for the prior year that was not distributed during such year and on which such Fund paid no federal income tax. For purposes of the excise tax, a regulated investment company may reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year. The Funds intend to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax.

  If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year (other than interest income from Municipal Obligations), and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  Because the Funds may invest in private activity bonds, the interest on which is not federally tax-exempt to persons who are "substantial users" of the facilities financed by such bonds or "related persons" of such "substantial users," the Funds may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. For additional information, investors should consult their tax advisers before investing in a Fund.

  Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not for certain tax-exempt organizations such as universities and non-profit hospitals), is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that a Fund receives income from Municipal Obligations subject to the alternative minimum tax, a portion of the dividends paid by it, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the alternative minimum tax regime. The Funds will annually supply shareholders with a report indicating the percentage of Fund income attributable to Municipal Obligations subject to the federal alternative minimum tax.

  In addition, the alternative minimum taxable income for corporations is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions by the Funds that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

  Tax-exempt income, including exempt-interest dividends paid by a Fund, will be added to the taxable income of individuals receiving social security or railroad retirement benefits in determining whether a portion of that benefit will be subject to federal income tax.

  The Code provides that interest on indebtedness incurred or continued to purchase or carry shares of any Fund is not deductible. Under rules used by the IRS for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of shares of a Fund may be considered to have been made with borrowed funds even though such funds are not directly traceable to the purchase of shares.

  The Funds are required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Funds their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the taxation of the Fund and its shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Funds and the income tax consequences to their shareholders.

STATE TAX MATTERS

  The discussion of tax treatment is based on the assumptions that the Funds will qualify under Subchapter M of the Code as regulated investment companies and as qualified investment funds under applicable state law, that they will satisfy the conditions which will cause distributions to qualify as exempt-interest dividends to shareholders when distributed as intended, and that each Fund will distribute all interest and dividends it receives to its shareholders. Unless otherwise noted, shareholders in each Fund will not be subject to state income taxation on distributions that are attributable to interest earned on the municipal obligations issued by that state or its subdivisions, or on obligations of the United States. Shareholders generally will be required to include capital gain distributions in their income for state tax purposes. The tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the applicable Fund's transactions. Investors should consult a tax adviser for more detailed information about state taxes to which they may be subject.

KANSAS

  The following is a general, abbreviated summary of certain provisions of the applicable Kansas tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kansas Fund. The foregoing summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kansas Fund transactions.

  The following is based on the assumptions that the Kansas Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Kansas Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Kansas Fund's shareholders.

  The Kansas Fund will be subject to the Kansas corporate franchise tax and the Kansas corporate income tax only if it has a sufficient nexus with Kansas. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Kansas Fund that are attributable to interest on any obligation of Kansas and its political subdivisions issued after December 31, 1987, and interest on certain such obligations issued before January 1, 1988, or to interest on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law will not be subject to the Kansas personal income tax or the Kansas corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kansas personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Kansas Fund will be subject to the Kansas personal and corporate income taxes.

  Shares of the Kansas Fund may be subject to the Kansas inheritance tax and the Kansas estate tax if owned by a Kansas decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Kansas and local tax matters.

KENTUCKY

  The following is a general, abbreviated summary of certain provisions of the applicable Kentucky tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Kentucky Funds. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Kentucky Funds transactions.

  The following is based on the assumptions that the Kentucky Funds will qualify under Subchapter M of the Code as regulated investment companies, that they will satisfy the conditions which will cause Kentucky Funds distributions to qualify as exempt-interest dividends to shareholders, and that they will distribute all interest and dividends they receive to the Kentucky Funds' shareholders.

  The Kentucky Funds will be subject to the Kentucky corporate income tax, the Kentucky intangible property tax, and the Kentucky corporation license tax only if they have a sufficient nexus with Kentucky. If they are subject to such taxes, they do not expect to pay a material amount of any such tax.

  Distributions from the Kentucky Funds that are attributable to interest on any obligation of Kentucky and its political subdivisions ("Kentucky Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Kentucky personal income tax or the Kentucky corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Kentucky personal and corporate income tax.

  Resident shareholders will not be subject to the Kentucky intangible property tax on the portion of the fair cash value of their Kentucky Fund shares that are attributable to Kentucky obligations or Federal obligations.

  Gain on the sale, exchange, or other disposition of shares of the Kentucky Funds will be subject to the Kentucky personal and corporate income taxes.

  Shares of the Kentucky Funds may be subject to the Kentucky inheritance tax and the Kentucky estate tax if owned by a Kentucky decedent at the time of death.

  Shareholders employed in Louisville or Jefferson County will not be subject to local occupational license fees on income earned from the Kentucky Funds. Shareholders employed elsewhere in Kentucky generally will not be subject to local occupational license fees.

  Shareholders that are either corporations or sole proprietors, and that do business in Louisville or Jefferson County, will not be subject to the local occupational license fee. Shareholders that are either corporations or sole proprietors, and that do business elsewhere in Kentucky may, however, be subject to local occupational license fees.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Kentucky and local tax matters.

MICHIGAN

  The following is a general, abbreviated summary of certain provisions of the applicable Michigan state tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Michigan Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Michigan Fund transactions.

  The following is based on the assumptions that the Michigan Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Michigan Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Michigan Fund's shareholders.

  The Michigan Fund will be subject to the Michigan single business tax only if it has a sufficient nexus with Michigan. If it is subject to the single business tax, it does not expect to pay a material amount of such tax.

  Distributions by the Michigan Fund attributable to interest on any obligation of Michigan and its political subdivisions ("Michigan Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Michigan personal income tax. In addition, under current administrative practice of the Michigan Department of Revenue, dividends attributable to gains realized from the sale or exchange of Federal Obligations will not be subject to the Michigan personal income tax. All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

  All other distributions, including distributions attributable to capital gains (other than capital gains realized from the sale of Federal Obligations), will be subject to the Michigan income tax.

  Residents of Michigan cities imposing local income taxes will not be subject to such taxes on the Michigan Fund's distributions of income attributable either (1) to interest earned on Federal Obligations or of state or local governments or (2) to gains on the sale of Federal Obligations.

  If a shareholder subject to the Michigan single business tax receives distributions derived from interest on Michigan Obligations or sells or exchanges shares of the Michigan Fund, such events may affect its single business tax base.

  Gain on the sale, exchange, or other disposition of shares of the Michigan Fund will be subject to the Michigan personal income tax.

  Shares of the Michigan Fund may be subject to the Michigan inheritance and estate taxes if owned by a Michigan decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Michigan and local tax matters, particularly with regard to the Michigan single business tax.

MISSOURI

  The following is a general, abbreviated summary of certain provisions of the applicable Missouri tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Missouri Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Missouri Fund transactions.

  The following is based on the assumptions that the Missouri Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Missouri Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Missouri Fund's shareholders.

  The Missouri Fund will be subject to the Missouri corporate franchise tax and the Missouri corporate income tax only if it has a sufficient nexus with Missouri. If it is subject to such taxes, it does not expect to pay a material amount with respect to either tax.

  Distributions by the Missouri Fund that are attributable to interest on obligations of Missouri and its political subdivisions or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law will not be subject to the Missouri personal income tax or the Missouri corporate income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Missouri personal and corporate income taxes.

  Gain on the sale, exchange, or other disposition of shares of the Missouri Fund will be subject to the Missouri personal income tax and the Missouri corporate income tax.

  Shares of the Missouri Fund may be subject to the Missouri estate tax if owned by a Missouri decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Missouri and local tax matters.

OHIO

  The following is a general, abbreviated summary of certain provisions of the applicable Ohio tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Ohio Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Ohio Fund transactions.

  The following is based on the assumptions that the Ohio Fund will qualify under Subchapter M of the Code as a regulated investment company and under Ohio law as a qualified investment trust, that it will file any report that may be required of it under the Ohio Revised Code, that it will satisfy the conditions which will cause Ohio Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Ohio Fund's shareholders.

  The Ohio Fund is not subject to Ohio taxes.

  Distributions by the Ohio Fund attributable to interest on or gain from the sale of any interest-bearing obligation of Ohio and its political subdivisions ("Ohio Obligations") or to interest on obligations of the United States, its territories, possessions, or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes. All other distributions, including distributions attributable to capital gains (other than capital gains on Ohio Obligations), will be subject to the Ohio personal income tax, Ohio school district income taxes, and Ohio municipal income taxes.

  In computing their Ohio corporation franchise tax on the net income basis, shareholders will not be subject to tax on the portion of distributions by the Ohio Fund that is attributable to interest on or gain from the sale of Ohio Obligations, interest on similar obligations of other states or their political subdivisions, or interest on Federal Obligations. In computing their corporate franchise tax on the net worth basis, shareholders must include in their tax base their shares of the Ohio Fund.

  Gain on the sale, exchange or other disposition of shares of the Ohio Fund will be subject to the Ohio personal income tax, Ohio school district income taxes, Ohio municipal income taxes and the Ohio corporation franchise tax.

  Shares of the Ohio Fund may be subject to the Ohio estate tax if owned by an Ohio decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for more detailed information concerning Ohio and local tax matters.

WISCONSIN

  The following is a general, abbreviated summary of certain provisions of the applicable Wisconsin tax law as presently in effect as it directly governs the taxation of resident individual and corporate shareholders of the Wisconsin Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Wisconsin Fund transactions.

  The following is based on the assumptions that the Wisconsin Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause Wisconsin Fund distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends it receives to the Wisconsin Fund's shareholders.

  The Wisconsin Fund will be subject to the Wisconsin corporate franchise tax or the corporate income tax only if it has a sufficient nexus with Wisconsin. If it is subject to such taxes, it does not expect to pay a material amount of either tax.

  Distributions by the Wisconsin Fund that are attributable to interest earned on any obligations of Wisconsin and its political subdivisions that are exempt from the Wisconsin personal income tax under Wisconsin law ("Wisconsin Obligations") or to interest or dividends earned on obligations of the United States, its territories, possessions or instrumentalities that are exempt from state taxation under federal law ("Federal Obligations") will not be subject to the Wisconsin personal income tax. All other distributions, including distributions attributable to capital gains, will be subject to the Wisconsin personal income tax. A certain portion of such capital gains distributions, however, will be exempt from Wisconsin personal income tax.

  All Wisconsin Fund distributions to corporate shareholders, regardless of source, will be subject to the Wisconsin franchise tax.

  Gain on the sale, exchange, or other disposition of shares of the Wisconsin Fund will be subject to the Wisconsin personal income and corporate franchise taxes. In the case of individuals, however, a certain portion of such gain will be exempt from Wisconsin personal income tax.

  Shares of the Wisconsin Fund may be subject to the Wisconsin estate tax if owned by a Wisconsin decedent at the time of death.

  Shareholders are advised to consult with their own tax advisers for detailed information concerning Wisconsin state and local tax maters.

PERFORMANCE INFORMATION

  The historical investment performance of the Funds may be shown in the form of "yield," "taxable equivalent yield," "average annual total return," "cumulative total return" and "taxable equivalent total return" figures, each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:


                            Yield=2[(a-b +1)/6/ -1]
                                     cd

  In the above formula, a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 4.20% (2.5% for the Kentucky Limited Term Fund).

  In computing yield, the Funds follow certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Funds use to prepare their annual and interim financial statements in conformity with generally accepted accounting principles. Thus, yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  Taxable equivalent yield is computed by dividing that portion of the yield which is tax-exempt by the remainder of (1 minus the stated combined federal and state income tax rate, taking into account the deductibility of state taxes for federal income tax purposes) and adding the product to that portion, if any, of the yield that is not tax exempt.

  The taxable equivalent yields quoted below are based upon (1) the stated combined federal and state income tax rates and (2) the yields for the 30-day period quoted in the left-hand column.

                                                AS OF MAY 31, 1998
                                    ------------------------------------------
                                           COMBINED FEDERAL       TAXABLE
                                    YIELD AND STATE TAX RATE* EQUIVALENT YIELD
                                    ----- ------------------- ----------------
     Kansas Municipal Bond Fund
       Class A Shares.............. 4.32%       44.30%             7.76%
       Class B Shares.............. 3.76%       44.30%             6.75%
       Class C Shares.............. 3.96%       44.30%             7.11%
       Class R Shares.............. 4.71%       44.30%             8.46%
     Kentucky Municipal Bond Fund
       Class A Shares.............. 4.06%       43.20%             7.15%
       Class B Shares.............. 3.49%       43.20%             6.14%
       Class C Shares.............. 3.69%       43.20%             6.50%
       Class R Shares.............. 4.43%       43.20%             7.80%
     Kentucky Limited Term
     Municipal Bond Fund
       Class A Shares.............. 3.71%       43.20%             6.53%
       Class C Shares.............. 3.45%       43.20%             6.07%
       Class R Shares.............. 4.01%       43.20%             7.06%
     Michigan Municipal Bond Fund
       Class A Shares.............. 4.04%       42.30%             7.00%
       Class B Shares.............. 3.47%       42.30%             6.01%
       Class C Shares.............. 3.67%       42.30%             6.36%
       Class R Shares.............. 4.42%       42.30%             7.66%
     Missouri Municipal Bond Fund
       Class A Shares.............. 4.17%       43.20%             7.34%
       Class B Shares.............. 3.60%       43.20%             6.34%
       Class C Shares.............. 3.80%       43.20%             6.69%
       Class R Shares.............. 4.55%       43.20%             8.01%
     Ohio Municipal Bond Fund
       Class A Shares.............. 3.72%       44.10%             6.65%
       Class B Shares.............. 3.14%       44.10%             5.62%
       Class C Shares.............. 3.34%       44.10%             5.97%
       Class R Shares.............. 4.09%       44.10%             7.32%
     Wisconsin Municipal Bond Fund
       Class A Shares.............. 4.42%       43.70%             7.85%
       Class B Shares.............. 3.87%       43.70%             6.87%
       Class C Shares.............. 4.06%       43.70%             7.21%
       Class R Shares.............. 4.78%       43.70%             8.49%

--------
   * The combined tax rates used in these tables represent the highest or one of the highest combined tax rates applicable to state taxpayers, rounded to the nearest .5%; these rates do not reflect the current federal tax limitations on itemized deductions and personal exemptions, which may raise the effective tax rate and taxable equivalent yield for taxpayers above certain income levels.

  For additional information concerning taxable equivalent yields, see the Taxable Equivalent Yields table in the Prospectus.

  The Funds may from time to time in their advertising and sales materials report a quotation of their current distribution rate. The distribution rate represents a measure of dividends distributed for a specified period. Distribution rate is computed by taking the most recent monthly tax-free income dividend per share, multiplying it by 12 to annualize it, and dividing by the appropriate price per share (e.g., net asset value for purchases to be made without a load such as reinvestments from Nuveen Defined Portfolios, or the maximum public offering price). The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because a Fund may be paying out more than it is earning and because it may not include the effect of amortization of bond premiums to the extent such premiums arise after the bonds were purchased.

  The distribution rates as of the period quoted, based on the maximum public offering price then in effect for the Funds, and assuming the imposition of the maximum sales charge for Class A Shares of 4.20% (2.5% for the Kentucky Limited Term Municipal Bond Fund), were as follows:

                                                         MAY 31, 1998
                                                -------------------------------
                                                      DISTRIBUTION RATES
                                                -------------------------------
                                                CLASS A CLASS B CLASS C CLASS R
                                                ------- ------- ------- -------
      Kansas Municipal Bond Fund...............  4.72%   4.21%   4.40%   5.12%
      Kentucky Municipal Bond Fund.............  4.79%   4.27%   4.48%   5.22%
      Kentucky Limited Term Municipal Bond
       Fund....................................  4.22%     N/A   3.97%   4.57%
      Michigan Municipal Bond Fund ............  4.76%   4.22%   4.43%   5.17%
      Missouri Municipal Bond Fund.............  4.71%   4.17%   4.38%   5.13%
      Ohio Municipal Bond Fund.................  4.80%   4.30%   4.50%   5.22%
      Wisconsin Municipal Bond Fund............  4.59%   4.02%   4.25%   4.95%

  Average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical, $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Total returns for Class A Shares of each fund reflect actual performance for all periods. For the Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin Funds, Classes B, C and R, total returns reflect actual performance for periods since class inception, and Class A performance for periods prior to inception, adjusted for the differences in sales charges (and for Classes B and C, fees) between the classes. For the Kentucky Limited Term, Class A total returns reflect actual performance for all periods and Class C and R total returns reflect actual performance for periods since class inception, and Class A performance for all periods prior to class inception, adjusted for the differences in sales charges between the classes.

  The inception dates for each class of the Funds' shares are as follows:

                                                               INCEPTION DATES
                                                              ------------------
   Kansas Municipal Bond Fund
     Class A Shares.......................................... January 9, 1992
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 1, 1997
     Class R Shares.......................................... February 1, 1997
   Kentucky Municipal Bond Fund
     Class A Shares.......................................... May 4, 1987
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... October 4, 1993
     Class R Shares.......................................... February 1, 1997
   Kentucky Limited Term Municipal Bond Fund
     Class A Shares.......................................... September 14, 1995
     Class C Shares.......................................... September 14, 1995
     Class R Shares.......................................... February 1, 1997
   Michigan Municipal Bond Fund
     Class A Shares.......................................... June 27, 1985
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... June 22, 1993
     Class R Shares.......................................... February 1, 1997
   Missouri Municipal Bond Fund
     Class A Shares.......................................... August 3, 1987
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 2, 1994
     Class R Shares.......................................... February 1, 1997
   Ohio Municipal Bond Fund
     Class A Shares.......................................... June 27, 1985
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... August 3, 1993
     Class R Shares.......................................... February 1, 1997
   Wisconsin Municipal Bond Fund
     Class A Shares.......................................... June 1, 1994
     Class B Shares.......................................... February 1, 1997
     Class C Shares.......................................... February 1, 1997
     Class R Shares.......................................... February 1, 1997

  The annual total return figures for the Funds, including the effect of the maximum sales charge for Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1998 and for the period from inception through May 31, 1998, respectively, were:

                                             ANNUAL TOTAL RETURNS
                             -----------------------------------------------------
                               ONE YEAR    FIVE YEARS   TEN YEARS   FROM INCEPTION
                                ENDED        ENDED        ENDED        THROUGH
                             MAY 31, 1998 MAY 31, 1998 MAY 31, 1998  MAY 31, 1998
                             ------------ ------------ ------------ --------------
   Kansas Municipal Bond
    Fund
     Class A Shares........      4.70%       5.14%        N/A           6.57%
     Class B Shares........      4.57%       5.15%        N/A           6.57%
     Class C Shares........      8.85%       5.70%        N/A           6.92%
     Class R Shares........      9.84%       6.23%        N/A           7.42%
   Kentucky Municipal Bond
    Fund
     Class A Shares........      4.46%       5.50%        7.98%         7.75%
     Class B Shares........      4.10%       5.61%        7.97%         7.74%
     Class C Shares........      8.43%       5.81%        7.85%         7.57%
     Class R Shares........      9.25%       6.43%        8.46%         8.18%
   Kentucky Limited Term
    Municipal Bond Fund
     Class A Shares........      3.92%       N/A          N/A           5.07%
     Class C Shares........      6.17%       N/A          N/A           5.71%
     Class R Shares........      6.58%       N/A          N/A           6.09%
   Michigan Municipal Bond
    Fund
     Class A Shares........      4.39%       5.33%        7.64%         8.08%
     Class B Shares........      4.12%       5.48%        7.63%         8.08%
     Class C Shares........      8.45%       5.59%        7.47%         7.82%
     Class R Shares........      9.16%       6.30%        8.13%         8.46%
   Missouri Municipal Bond
    Fund
     Class A Shares........      4.76%       5.39%        7.82%         7.45%
     Class B Shares........      4.53%       5.52%        7.82%         7.44%
     Class C Shares........      8.74%       5.73%        7.70%         7.29%
     Class R Shares........      9.56%       6.36%        8.32%         7.90%
   Ohio Municipal Bond Fund
     Class A Shares........      4.19%       5.05%        7.36%         7.85%
     Class B Shares........      3.89%       5.15%        7.35%         7.84%
     Class C Shares........      8.12%       5.37%        7.23%         7.61%
     Class R Shares........      8.89%       5.99%        7.84%         8.22%
   Wisconsin Municipal Bond
    Fund
     Class A Shares........      5.56%       N/A          N/A           5.90%
     Class B Shares........      5.46%       N/A          N/A           5.84%
     Class C Shares........      9.59%       N/A          N/A           6.66%
     Class R Shares........     10.47%       N/A          N/A           7.18%

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included.

  The cumulative total return figures for the Funds, including the effect of the maximum sales charge for the Class A Shares, and applicable CDSC for Class B Shares, for the one-year, five-year, and ten-year periods (as applicable) ended May 31, 1998, and for the period since inception through May 31, 1998, respectively, using the performance of the oldest class for periods prior to the inception of the newer classes, as described above, were as follows:

                                            CUMULATIVE TOTAL RETURNS
                            --------------------------------------------------------
                              ONE YEAR    FIVE YEARS   TEN YEARS         FROM
                               ENDED        ENDED        ENDED     INCEPTION THROUGH
                            MAY 31, 1998 MAY 31, 1998 MAY 31, 1998   MAY 31, 1998
                            ------------ ------------ ------------ -----------------
   Kansas Municipal Bond
    Fund
     Class A Shares........    4.70%        28.50%      N/A              50.21%
     Class B Shares........    4.57%        28.54%      N/A              50.13%
     Class C Shares........    8.85%        31.96%      N/A              53.38%
     Class R Shares........    9.84%        35.29%      N/A              58.02%
   Kentucky Municipal Bond
    Fund
     Class A Shares........    4.46%        30.72%      115.55%         127.18%
     Class B Shares........    4.10%        31.36%      115.35%         127.03%
     Class C Shares........    8.43%        32.63%      112.87%         123.10%
     Class R Shares........    9.25%        36.55%      125.23%         137.46%
   Kentucky Limited Term
    Municipal Bond Fund
     Class A Shares........    3.92%        N/A         N/A              14.36%
     Class C Shares........    6.17%        N/A         N/A              16.26%
     Class R Shares........    6.58%        N/A         N/A              17.38%
   Michigan Municipal Bond
    Fund
     Class A Shares........    4.39%        29.63%      108.74%         173.13%
     Class B Shares........    4.12%        30.55%      108.54%         172.86%
     Class C Shares........    8.45%        31.25%      105.59%         164.59%
     Class R Shares........    9.16%        35.71%      118.41%         185.73%
   Missouri Municipal Bond
    Fund
     Class A Shares .......    4.76%        30.04%      112.38%         117.58%
     Class B Shares........    4.53%        30.79%      112.27%         117.48%
     Class C Shares........    8.74%        32.12%      109.96%         114.14%
     Class R Shares........    9.56%        36.14%      122.34%         127.80%

                                             CUMULATIVE TOTAL RETURNS
                             --------------------------------------------------------
                               ONE YEAR    FIVE YEARS   TEN YEARS         FROM
                                ENDED        ENDED        ENDED     INCEPTION THROUGH
                             MAY 31, 1998 MAY 31, 1998 MAY 31, 1998   MAY 31, 1998
                             ------------ ------------ ------------ -----------------
   Ohio Municipal Bond Fund
     Class A Shares .......      4.19%       27.90%      103.38%         165.62%
     Class B Shares........      3.89%       28.53%      103.21%         165.36%
     Class C Shares........      8.12%       29.89%      100.92%         158.11%
     Class R Shares........      8.89%       33.78%      112.69%         177.74%
   Wisconsin Municipal Bond
    Fund
     Class A Shares .......      5.56%       N/A         N/A              25.82%
     Class B Shares........      5.46%       N/A         N/A              25.49%
     Class C Shares........      9.59%       N/A         N/A              29.38%
     Class R Shares........     10.47%       N/A         N/A              31.94%

  Calculation of taxable equivalent total return is also not subject to a prescribed formula. Taxable equivalent total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, computing the total return for each calendar year in the period in the manner described above, and increasing the total return for each such calendar year by the amount of additional income that a taxable fund would need to have generated to equal the income on an after-tax basis, at a specified income tax rate (usually the highest marginal federal tax rate), calculated as described above under the discussion of "taxable equivalent yield." The resulting amount for the calendar year is then divided by the initial investment amount to arrive at a "taxable equivalent total return factor" for the calendar year. The taxable equivalent total return factors for all the calendar years are then multiplied together and the result is then annualized by taking its Nth root (N representing the number of years in the period) and subtracting 1, which provides a taxable equivalent total return expressed as a percentage.

  Using the 44.3% maximum marginal federal tax rate for 1998, the annual taxable equivalent total return for the Kansas Municipal Bond Fund, Class A Shares, for the one-year period ended May 31, 1998 was 13.49%.

  Class A Shares of the Funds are sold at net asset value plus a current maximum sales charge of 4.20% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Yield, returns and net asset value of each class of shares of the Funds will fluctuate. Factors affecting the performance of the Funds include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Funds are redeemable at net asset value, which may be more or less than original cost.

  In reports or other communications to shareholders or in advertising and sales literature, the Funds may also compare their performance with that of:
(1) the Consumer Price Index or various unmanaged bond indexes such as the Lehman Brothers Municipal Bond Index and the Salomon Brothers High Grade Corporate Bond Index and (2) other fixed income or municipal bond mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Funds for any future period.

  Each Fund may from time to time in its advertising and sales materials compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. Government bonds, bank certificates of deposit (CDs) or money market funds. These taxable investments have investment characteristics that differ from those of the Funds. U.S. Government bonds, for example, are long-term investments backed by the full faith and credit of the U.S. Government, and bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  There are differences and similarities between the investments which the Funds may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. The CDA Mutual Fund-Municipal Bond Index is a weighted performance average of other mutual funds with a federally tax-exempt income objective. The Salomon Brothers High Grade Corporate Bond Index is an unmanaged index that generally represents the performance of high grade long-term taxable bonds during various market conditions. The Lehman Brothers Municipal Bond Index is an unmanaged index that generally represents the performance of high grade intermediate and long-term municipal bonds during various market conditions. Lipper calculates municipal bond fund averages based on average maturity and credit quality. Morningstar rates mutual funds by overall risk-adjusted performance, investment objectives, and assets. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges. The market prices and yields of taxable and tax-exempt bonds will fluctuate. The Funds primarily invest in investment grade Municipal Obligations in pursuing their objective of as high a level of current interest income which is exempt from federal and state income tax as is consistent, in the view of the Funds' management, with preservation of capital.

  The Funds may also compare their taxable equivalent total return performance to the total return performance of taxable income funds such as treasury securities funds, corporate bond funds (either investment grade or high yield), or Ginnie Mae funds. These types of funds, because of the character of their underlying securities, differ from municipal bond funds in several respects. The susceptibility of the price of treasury bonds to credit risk is far less than that of municipal bonds, but the price of treasury bonds tends to be slightly more susceptible to change resulting from changes in market interest rates. The susceptibility of the price of investment grade corporate bonds and municipal bonds to market interest rate changes and general credit changes is similar. High yield bonds are subject to a greater degree of price volatility than municipal bonds resulting from changes in market interest rates and are particularly susceptible to volatility from credit changes. Ginnie Mae bonds are generally subject to less price volatility than municipal bonds from credit concerns, due primarily to the fact that the timely payment of monthly installments of principal and interest are backed by the full faith and credit of the U.S. Government, but Ginnie Mae bonds of equivalent coupon and maturity are generally more susceptible to price volatility resulting from market interest rate changes. In addition, the volatility of Ginnie Mae bonds due to changes in market interest rates may differ from municipal bonds of comparable coupon and maturity because bonds of the sensitivity of Ginnie Mae prepayment experience to change in interest rates.

ADDITIONAL INFORMATION ON THE PURCHASE AND REDEMPTION OF FUND SHARES

  As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund's classes of shares.

  Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The minimum initial investment is $3,000 per fund share class, and may be lower for accounts opened through fee-based programs for which the program sponsor has established a single master account with the fund's transfer agent and performs all sub-accounting services related to that account.

  Class A Shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of
 .20%. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 1998 of Class A shares from the Nuveen Flagship Kansas Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

      Net Asset Value per share......................................... $10.60
      Per Share Sales Charge--4.20% of public offering price (4.34% of
       net asset value per share).......................................    .46
                                                                         ------
      Per Share Offering Price to the Public............................ $11.06

  The Funds receive the entire net asset value of all Class A Shares that are sold. Nuveen retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  The following Class A sales charges and commissions apply to all Funds except Kentucky Limited Term:

                                                                                   AUTHORIZED DEALER
                                      SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
   AMOUNT OF PURCHASE                 PUBLIC OFFERING PRICE NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
   ---------------------------------  --------------------- -------------------- ---------------------
   Less than $50,000                          4.20%                 4.38%                3.70%
   $50,000 but less than $100,000             4.00%                 4.18%                3.50%
   $100,000 but less than $250,000            3.50%                 3.63%                3.00%
   $250,000 but less than $500,000            2.50%                 2.56%                2.00%
   $500,000 but less than $1,000,000          2.00%                 2.04%                1.50%
   $1,000,000 and over                          --(1)                 --                 1.00%(1)

The following Class A sales charge and commissions apply to the Kentucky Limited Term Fund:

                                                           AUTHORIZED DEALER
AMOUNT OF     SALES CHARGE AS % OF  SALES CHARGE AS % OF  COMMISSION AS % OF
PURCHASE      PUBLIC OFFERING PRICE NET AMOUNT INVESTED  PUBLIC OFFERING PRICE
---------     --------------------- -------------------- ---------------------
Less than
 $50,000              2.50%                2.56%                 2.00%
$50,000 but
 less than
 $100,000             2.00%                2.04%                 1.60%
$100,000 but
 less than
 $250,000             1.50%                1.52%                 1.20%
$250,000 but
 less than
 $500,000             1.25%                1.27%                 1.00%
$500,000 but
 less than
 $1,000,000           0.75%                0.76%                 0.60%
$1,000,000
 and over                --(1)               --                  0.50%(1)

--------
(1) You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Nuveen pays authorized dealers of record on these share purchases a sales commission of 1.00% (0.50% for the Kentucky Limited Term fund) of the first $2.5 million, plus .50% of the next $2.5 million, plus .25% of the amount over $5.0 million. If you redeem your shares within 18 months of purchase, you may have to pay a CDSC of 1% (0.50% for the Kentucky Limited Term fund) of either your purchase price or your redemption proceeds, whichever is lower. You do not have to pay this CDSC if your financial adviser has made arrangements with Nuveen and agrees to waive the commission.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES AND CLASS R SHARE PURCHASE AVAILABILITY

  Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of any Fund or of another Nuveen Mutual Fund, or Nuveen exchange-traded fund, or units of a Nuveen Defined Portfolio, on which an up-front sales charge or ongoing distribution fee is imposed or is normally imposed, falls within the amounts stated in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. You or your financial adviser must notify Nuveen or the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of a Fund that you wish to qualify for a reduced sales charge.

  Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A Shares of any Fund if you plan to purchase Class A Shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in "How You Can Buy and Sell Shares" in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Nuveen. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A Shares that would qualify you for a reduced sales charge shown above. You may count shares of a Nuveen Mutual Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class B or C Shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Nuveen an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Nuveen or your financial adviser, Nuveen will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Nuveen as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

  Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by Nuveen. There is no initial or subsequent minimum investment requirement for such reinvestment purchases.

  Group Purchase Programs. If you are a member of a qualified group, you may purchase Class A Shares of any Fund or of another Nuveen Mutual Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A shares of any particular Fund or portfolio for each participant in the program is $3,000 and the minimum monthly investment in Class A shares of any particular Fund or portfolio by each participant is $50. No certificates will be issued for any participant's account. All dividends and other distributions by a Fund will be reinvested in additional Class A Shares of the same Fund. No participant may utilize a systematic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out special application materials, which the group administrator may obtain from the group's financial adviser, by calling Nuveen toll-free (800) 257-8787.

  Reinvestment of Redemption Proceeds from Unaffiliated Funds. You may also purchase Class A Shares at net asset value without a sales charge if the purchase takes place through a broker-dealer and represents the reinvestment of the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Nuveen. You must provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

  Special Sales Charge Waivers. Class A Shares of a Fund may be purchased at net asset value without a sales charge, and may be purchased by the following categories of investors:

  . investors purchasing $1,000,000 or more;

  . officers, trustees and former trustees of the Nuveen and Flagship Funds;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

  . any eligible employer-sponsored qualified defined contribution retirement plan. Eligible plans are those with at least 25 employees and which either (a) make an initial purchase of one or more Nuveen Mutual Funds aggregating $500,000 or more or (b) execute a Letter of Intent to purchase in the aggregate $500,000 or more of fund shares. Nuveen will pay Authorized Dealers a sales commission on such purchases equal to 1% of the first $2.5 million, plus 2.5% of any amount purchased over $5.0 million. For this category of investors a contingent deferred sales charge of 1% will be assessed on redemptions within 18 months of purchase, unless waived. Municipal bond funds are not a suitable investment for individuals investing in retirement plans.

  Holders of Class C Shares acquired on or before January 31, 1997 can convert those shares to Class A Shares of the same fund at the shareholder's affirmative request six years after the date of purchase. Holders of Class C Shares must submit their request to the transfer agent no later than the last business day of the 71st month following the month in which they purchased their shares. Holders of Class C Shares purchased after that date will not have the option to convert those shares to Class A Shares.

  Class B Shares will automatically convert to Class A Shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder's account immediately before conversion will be the same as the value of the account immediately after conversion. Class B Shares acquired through reinvestment of distributions will convert into Class A Shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B Shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B Shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B Shares that are converted to Class A Shares will remain subject to an annual service fee that is identical in amount for both Class B Shares and Class A Shares. Since net asset value per share of the Class B Shares and the Class A Shares may differ at the time of conversion, a shareholder may receive more or fewer Class A Shares than the number of Class B Shares converted. Any conversion of Class B Shares into Class A Shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B Shares into Class A Shares might be suspended if such an opinion or ruling were no longer available.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial adviser must notify Nuveen or the Fund's transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

  In determining the amount of your purchases of Class A Shares of any Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  Class R Share Purchase Eligibility. Class R Shares are available for purchases of $2.5 million or more and for purchases using dividends and capital gains distributions on Class R Shares. Class R Shares also are available for the following categories of investors:

  . officers, trustees and former trustees of the Nuveen and Flagship Funds and their immediate family members or trustees/directors of any fund, sponsored by Nuveen, any parent company of Nuveen and subsidiaries thereof and their immediate family members;

  . bona fide, full-time and retired employees of Nuveen, any parent company of Nuveen, and subsidiaries thereof, or their immediate family members;

  . any person who, for at least 90 days, has been an officer, director or bona fide employee of any Authorized Dealer, or their immediate family members;

  . officers and directors of bank holding companies that make Fund shares available directly or through subsidiaries or bank affiliates, or their immediate family members;

  . bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  . investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program;

  . clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.
  . Any shares purchased by investors falling within any of the first four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the fund.

In addition, purchasers of Nuveen Defined Portfolios may reinvest their distributions from such Defined Portfolios in Class R Shares, if, before September 6, 1994, such purchasers had elected to reinvest distributions in Nuveen Fund shares (before June 13, 1995 for Nuveen Municipal Bond Fund shares). Shareholders may exchange their Class R Shares of any Nuveen Fund into Class R Shares of any other Nuveen Fund.

  The reduced sales charge programs may be modified or discontinued by the Funds at any time upon prior written notice to shareholders of the Funds.

  For more information about the purchase of Class A Shares or reduced sales charge programs, or to obtain the required application forms, call Nuveen toll-free at (800) 257-8787.

REDUCTION OR ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

  Class A Shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge ("CDSC"). However, in the case of Class A Shares purchased at net asset value on or after July 1, 1996 because the purchase amount exceeded $1 million, where the Authorized Dealer did not waive the sales commission, a CDSC of 1% is imposed on any redemption within 18 months of purchase. In the case of Class B Shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C Shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon redemption of Class C Shares that are redeemed within 12 months of purchase.

  In determining whether a CDSC is payable, a Fund will first redeem shares not subject to any charge, or that represent an increase in the value of a Fund account due to capital appreciation, and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund or Nuveen Money Market fund. The holding period is calculated on a monthly basis and begins the first day of the month in which the order for investment is received. The CDSC is calculated based on the lower of the redeemed shares' cost or net asset value at the time of the redemption and is deducted from the redemption proceeds. Nuveen receives the amount of any CDSC shareholders pay. If shares subject to a CDSC are exchanged for shares of a Nuveen money market fund, the CDSC would be imposed on the subsequent redemption of those money market shares, and the period during which the shareholder holds the money market fund shares would be counted in determining the remaining duration of the CDSC. The Fund may elect not to so count the period during which the shareholder held the money market fund shares, in which event the amount of any applicable CDSC would be reduced in accordance with applicable SEC rules by the amount of any 12b-1 plan payments to which those money market funds shares may be subject.

  The CDSC may be waived or reduced under the following six special circumstances: 1) redemptions within one year following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended, of a shareholder; 2) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A Shares is reduced pursuant to Rule 22d-1 under the Act; 3) redemptions of shares purchased under circumstances or by a category of investors for which Class A Shares could be purchased at net asset value without a sales charge; 4) in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund's shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; 5) in connection with the exercise of a Fund's right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of such Fund; and 6) redemptions made pursuant to a Fund's systematic withdrawal plan, up to 12% of the current market value. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 of the Investment Company Act of 1940, as amended.

GENERAL MATTERS

  The Funds may encourage registered representatives and their firms to help apportion their assets among bonds, stocks and cash, and may seek to participate in programs that recommend a portion of their assets be invested in tax-free, fixed income securities.

  In addition to the types of compensation to dealers to promote sales of fund shares that are described in the prospectus, Nuveen may from time to time make additional reallowances only to certain authorized dealers who sell or are expected to sell certain minimum amounts of shares of the Nuveen mutual funds during specified time periods.

  To help advisers and investors better understand and most efficiently use the Funds to reach their investment goals, the Funds may advertise and create specific investment programs and systems. For example, this may include information on how to use the Funds to accumulate assets for future education needs or periodic payments such as insurance premiums. The Funds may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Funds to meet these and other specific investor needs.

  Exchanges of shares of a Fund for shares of a Nuveen Money Market fund may be made on days when both funds calculate a net asset value and make shares available for public purchase. Shares of the Nuveen money market funds may be purchased on days on which the Federal Reserve Bank of Boston is normally open for business. In addition to the holidays observed by the Fund, the Nuveen money market funds observe and will not make fund shares available for purchase on the following holidays: Martin Luther King's Birthday, Columbus Day and Veterans Day.

  In addition, you may exchange Class R Shares of any Fund for Class A Shares of the same Fund without a sales charge if the current net asset value of those Class R Shares is at least $3,000 or you already own Class A Shares of that Fund.

  Each Fund may suspend the right of redemption, or delay payment to redeeming shareholders for more than seven days, when the New York Stock Exchange is closed (not including customary weekend and holiday closings); when trading in the markets a Fund normally uses is restricted, or the SEC determines that an emergency exists so that trading of a Fund's portfolio securities or determination of a Fund's net asset value is not reasonably practical; or the SEC by order permits the suspension of the right of redemption or the delay in payment to redeeming shareholders for more than seven days.

  The Funds have reserved the right to redeem in kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any ninety-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the ninety-day period.

  Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of a financial adviser may only be made by an order in good form from the financial adviser acting on the investor's behalf. Share certificates will only be issued upon written request to the Funds' transfer agent. No share certificates will be issued for fractional shares.

  For more information on the procedure for purchasing shares of a Fund and on the special purchase programs available thereunder, see "How to Buy Shares" in the Prospectus.

  Nuveen serves as the principal underwriter of the shares of the Funds pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Nuveen Flagship Multistate Trust IV, dated February 1, 1997 and last renewed on July 31, 1998 ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Nuveen to be its agent for the distribution of the Funds' shares on a continuous offering basis. Nuveen sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Nuveen, at its own expense, finances certain activities incident to the sale and distribution of the Funds' shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers. Nuveen receives for its services the excess, if any, of the sales price of the Funds' shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares; Nuveen may act as such a Dealer. Nuveen also receives compensation pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under "Distribution and Service Plan." Nuveen receives any CDSCs imposed on redemptions of Shares.

  The following table sets forth the aggregate amount of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by Nuveen (or Flagship Financial Inc., which Nuveen acquired on January 1, 1997) for each of the Funds for the last three fiscal years. All figures are to the nearest thousand.

                                YEAR ENDED               YEAR ENDED               YEAR ENDED
                               MAY 31, 1998             MAY 31, 1997             MAY 31, 1996
                         ------------------------ ------------------------ ------------------------
                          AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT     AMOUNT OF     AMOUNT
                         UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY UNDERWRITING RETAINED BY
                         COMMISSIONS    NUVEEN    COMMISSIONS   FLAGSHIP   COMMISSIONS   FLAGSHIP
FUND                     ------------ ----------- ------------ ----------- ------------ -----------
Kansas Fund.............      255          35          251          35          384          51
Kentucky Fund...........    1,076         141        1,057         145        1,304         174
Kentucky Limited Fund...       25           5           23           4          --          --
Michigan Fund...........      397          55          553          76          594          81
Missouri Fund...........      490          36          632          87          892         120
Ohio Fund...............      891         113          931         124        1,066         141
Wisconsin Fund..........      143          19          170          21          272          24

DISTRIBUTION AND SERVICE PLAN

  The Funds have adopted a plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that Class B Shares and Class C Shares will be subject to an annual distribution fee, and that Class A Shares, Class B Shares and Class C Shares will be subject to an annual service fee. Class R Shares will not be subject to either distribution or service fees.

  The distribution fee applicable to Class B and Class C Shares under each Fund's Plan will be payable to reimburse Nuveen for services and expenses incurred in connection with the distribution of Class B and Class C Shares, respectively. These expenses include payments to Authorized Dealers, including Nuveen, who are brokers of record with respect to the Class B and Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C Shares, certain other expenses associated with the distribution of Class B and Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class B Shares and Class C Shares under each Fund's Plan will be payable to Authorized Dealers in connection with the provision of ongoing account services to shareholders.

These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

  Each Fund may spend up to .20 of 1% per year of the average daily net assets of Class A Shares as a service fee under the Plan applicable to Class A Shares. Each Fund may spend up to .75 of 1% per year of the average daily net assets of Class B Shares as a distribution fee and up to .20 of 1% per year of the average daily net assets of Class B Shares as a service fee under the Plan applicable to Class B Shares. Each Fund may spend up to .55 of 1% per year of the average daily net assets of Class C Shares as a distribution fee and up to
 .20 of 1% per year of the average daily net assets of Class C Shares as a service fee under the Plan applicable to Class C Shares.

  For the fiscal year ended May 31, 1998, 100% of service fees and distribution fees were paid out as compensation to Authorized Dealers. The service fee for Class A and Class C Shares was .20% and the distribution fee for Class B Shares was .75% and for Class C Shares was .55% (.35% for the Kentucky Limited Term Fund Class C Shares).

                                                           COMPENSATION PAID TO
                                                          AUTHORIZED DEALERS FOR
                                                            END OF FISCAL 1997
                                                          ----------------------
Kansas Municipal Bond Fund
  Class A................................................        $195,749
  Class B................................................        $ 16,985
  Class C................................................        $  5,028
Kentucky Municipal Bond Fund
  Class A................................................        $888,602
  Class B................................................        $ 22,890
  Class C................................................        $203,304
Kentucky Limited Municipal Bond Fund
  Class A................................................        $ 18,810
  Class C................................................        $ 12,956
Michigan Bond Fund
  Class A................................................        $525,468
  Class B................................................        $ 14,397
  Class C................................................        $328,163
Missouri Municipal Bond Fund
  Class A................................................        $458,460
  Class B................................................        $ 10,095
  Class C................................................        $ 76,058
Ohio Municipal Bond Fund
  Class A................................................        $946,661
  Class B................................................        $ 40,065
  Class C................................................        $324,807
Wisconsin Municipal Bond Fund
  Class A................................................        $ 36,486
  Class B................................................        $  7,440
  Class C................................................        $  3,884

  Under each Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested trustees of the Trust will be committed to the discretion of the non-interested trustees then in office.

INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Arthur Andersen LLP, independent public accountants, 33 West Monroe Street, Chicago, Illinois 60603 has been selected as auditors for the Trust. In addition to audit services, the auditors will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements incorporated by reference elsewhere in this Statement of Additional Information and the information for prior periods set forth under "Financial Highlights" in the Prospectus have been audited by the auditors as indicated in their reports with respect thereto, and are included in reliance upon the authority of those auditors in giving their reports.

  The custodian of the Funds' assets is The Chase Manhattan Bank, 4 New York Plaza, New York, New York 10004. The custodian performs custodial, fund accounting, and portfolio accounting services.

  The Fund's transfer, shareholder services, and dividend paying agent is Chase Global Funds Services Company, 73 Tremont Street, Boston, Massachusetts 02108.

FINANCIAL STATEMENTS

  The audited financial statements for each Fund's most recent fiscal year appear in the Fund's Annual Reports and are incorporated herein by reference. The Annual Reports accompany this Statement of Additional Information.

APPENDIX A

RATINGS OF INVESTMENTS

  The four highest ratings of Moody's for Municipal Obligations are Aaa, Aa, A and Baa. Municipal Obligations rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to Municipal Obligations which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat greater than in Aaa rated Municipal Obligations. The Aaa and Aa rated Municipal Obligations comprise what are generally known as "high grade bonds." Municipal Obligations that are rated A by Moody's possess many favorable investment attributes and are considered upper medium grade obligations. Factors giving security to principal and interest of A rated Municipal Obligations are considered adequate, but elements may be present, which suggest a susceptibility to impairment sometime in the future. Municipal Obligations rated Baa by Moody's are considered medium grade obligations (i.e., they are neither highly protected nor poorly secured). Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier 1 indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its general rating category.

  The four highest ratings of S&P for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA have a strong capacity to pay principal and interest. The rating of AA indicates that capacity to pay principal and interest is very strong and such bonds differ from AAA issues only in small degree. The category of A describes bonds which have a strong capacity to pay principal and interest, although such bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. The BBB rating is the lowest "investment grade" security rating by S&P. Municipal Obligations rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  The four highest ratings of Fitch for Municipal Obligations are AAA, AA, A and BBB. Municipal Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Municipal Obligations rated AA are considered to be investment grade and of very high quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because Municipal Obligations rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+." Municipal Obligations rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Municipal Obligations rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  The "Other Corporate Obligations" category of temporary investments are corporate (as opposed to municipal) debt obligations rated AAA by S&P or Aaa by Moody's. Corporate debt obligations rated AAA by S&P have an extremely strong capacity to pay principal and interest. The Moody's corporate debt rating of Aaa is comparable to that set forth above for Municipal Obligations.

  Subsequent to its purchase by a Fund, an issue may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event requires the elimination of such obligation from a Fund's portfolio, but Nuveen Advisory will consider such an event in its determination of whether the Fund should continue to hold such obligation.

APPENDIX B

DESCRIPTION OF HEDGING TECHNIQUES

  Set forth below is additional information regarding the various Fund's defensive hedging techniques and use of repurchase agreements.

FUTURES AND INDEX TRANSACTIONS

  Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

  The purchase of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. When a Fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the Fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

  The sale of financial futures is for the purpose of hedging a Fund's existing or anticipated holdings of long-term debt securities. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund's portfolio would decline, but the value of the Fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

  Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

  Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

  The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

  Options on Financial Futures. The Funds may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a Fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same Fund. There is no guarantee that such closing transactions can be effected.

INDEX CONTRACTS

  Index Futures. A tax-exempt bond index which assigns relative values to the tax-exempt bonds included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

  Index Options. The Funds may also purchase put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

  Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in the Adviser's opinion, the market for such instruments has developed sufficiently.

REPURCHASE AGREEMENTS

  A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's board of trustees ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund's board of trustees.

  The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

                                                                    VAI-MS4-9.98